                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO.           )

     Filed by the Registrant [X]
     Filed by a Party other than the Registrant [ ]
     Check the appropriate box:
     [ ] Preliminary Proxy Statement       [ ] Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     [X] Definitive Proxy Statement
     [ ] Definitive Additional Materials
     [ ] Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

                            METAMOR WORLDWIDE, INC.
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                (Name of Registrant as Specified in its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
     [X] No fee required.
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(l) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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
[METAMOR WORLDWIDE LOGO]

                                                              MICHAEL T. WILLIS
                                          President and Chief Executive Officer





                                 April 8, 1998








Dear Fellow Stockholder:


         You are cordially invited to attend the 1998 Annual Meeting of Stockholders of Metamor Worldwide, Inc. (formerly CORESTAFF, Inc.) to be held at 9:00 a.m. on Tuesday, May 19, 1998, at The Luxury Collection Hotel, 1919 Briar Oaks Lane, Houston, Texas. Your Board of Directors and Executive Officers look forward to personally greeting those stockholders able to attend.

         The matters to be acted on at the meeting are set forth in the accompanying Notice of Annual Meeting and Proxy Statement. It is important that your shares be represented at the meeting. Please sign, date and mail the enclosed proxy in the envelope provided at your earliest convenience.

                               Very Truly Yours,



                               /s/ MICHAEL T. WILLIS
                               ------------------------------------------
                               Michael T. Willis
                               Chairman of the Board,
                               President and Chief Executive Officer




   Metamor Worldwide, Inc.
   4400 Post Oak Parkway, Suite 1100
   Houston, Texas  77027-3413
   Telephone  713-548-3400

                           [METAMOR WORLDWIDE LOGO]

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD MAY 19, 1998

TO THE STOCKHOLDERS:

         NOTICE IS HEREBY GIVEN that the 1998 Annual Meeting of Stockholders of Metamor Worldwide, Inc. (formerly CORESTAFF, Inc., the "Company") will be held at The Luxury Collection Hotel, 1919 Briar Oaks Lane, Houston, Texas at 9:00 a.m. on Tuesday, May 19, 1998, for the following purposes:

         1. To elect three Class III directors of the Company to terms of office expiring at the 2001 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified;

         2. To approve an amendment to the Company's Employee Stock Purchase Plan to provide for immediate eligibility of employees into the Plan and certain other matters;

         3. To approve an amendment to the Company's Long-Term Incentive Plan to increase the number of shares available for issuance under the Plan from 3,840,000 shares to 5,000,000 shares of common stock and certain other matters;

         4. To approve an Executive Incentive Plan to provide for incentive awards designed to reinforce the Company's financial and operating objectives;

         5. To ratify the Board of Directors' appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 1998; and

         6. To transact such other business as may properly be brought before the meeting or any adjournment(s) thereof.

         Holders of record of the Company's common stock at the close of business on April 8, 1998, will be entitled to notice of and to vote at the meeting or any adjournment(s) thereof. The voting stock of the Company should be represented as fully as possible at the Annual Meeting. Therefore, it would be appreciated if you would sign, date and return the enclosed proxy at your earliest convenience. You may, of course, change or withdraw your proxy at any time prior to the voting at the meeting. However, signing and returning the proxy will assure your representation at the Annual Meeting.

                                     By Order of the Board of Directors,

                                     /s/ PETER T. DAMERIS
                                     -------------------------------------------
                                     PETER T. DAMERIS
Houston, Texas                       General Counsel, Senior Vice President and
April 8, 1998                        Secretary


                             YOUR VOTE IS IMPORTANT

          TO SECURE THE LARGEST POSSIBLE REPRESENTATION AT THE MEETING
          AND SAVE THE EXPENSE OF A SECOND MAILING, PLEASE SIGN, DATE
             AND MAIL YOUR PROXY PROMPTLY IN THE ENCLOSED ENVELOPE,
           WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                           [METAMOR WORLDWIDE LOGO]


                             4400 POST OAK PARKWAY
                                   SUITE 1100
                              HOUSTON, TEXAS 77027


                                PROXY STATEMENT


                      1998 ANNUAL MEETING OF STOCKHOLDERS

                      -----------------------------------

         The enclosed form of proxy is solicited by the Board of Directors of Metamor Worldwide, Inc. (formerly CORESTAFF, Inc., the "Company") to be used at the 1998 Annual Meeting of Stockholders (the "Meeting") to be held at The Luxury Collection Hotel, 1919 Briar Oaks Lane, Houston, Texas at 9:00 a.m. on Tuesday, May 19, 1998. This Proxy Statement and the related proxy are to be first sent or given to the stockholders of the Company on or about April 9, 1998. Each properly executed proxy received at or before the Meeting on May 19, 1998 will be voted at the Meeting as specified therein. If a stockholder does not specify otherwise, the shares represented by his or her proxy will be voted FOR the election of all the nominees as Class III directors, FOR the amendment to the Employee Stock Purchase Plan, FOR the amendment to the Long-Term Incentive Plan, FOR the approval of the Executive Incentive Plan and FOR the ratification of the appointment of Ernst & Young LLP as independent auditors. The shares held by each stockholder who signs and returns the enclosed proxy will be counted for purposes of determining the presence of a quorum at the Meeting unless such proxy is timely revoked. A majority of the shares entitled to be cast on a particular matter, present in person or represented by proxy, constitutes a quorum as to such matter. Votes cast by proxy or in person at the Meeting will be counted by the person appointed by the Company to act as election inspector for the Meeting. Any stockholder giving a proxy may revoke it at any time provided written notice of such revocation is received by the Secretary of the Company before such proxy is voted; otherwise, if received in time, properly completed proxies will be voted at the Meeting in accordance with the instructions specified thereon. Stockholders attending the Meeting may revoke their proxies and vote in person.

         The Board of Directors has established April 8, 1998, as the record date (the "Record Date") for determination of stockholders entitled to notice of and to vote at the Meeting. Only holders of record of the Company's common stock, $.01 par value per share ("Common Stock"), at the close of business on the Record Date will be entitled to vote at the Meeting. Each share of Common Stock is entitled to one vote per share on each matter submitted to a vote of the stockholders at the Meeting. On the Record Date, 32,066,622 shares of Common Stock and 440,749 shares of Class B Non-Voting Common Stock, the only other class of capital stock of the Company outstanding, were issued and outstanding.

         The Company's 1997 Annual Report to Stockholders, including financial statements, is being mailed herewith to all stockholders entitled to vote at the Meeting. The Annual Report does not constitute a part of the proxy soliciting material. See "Availability of Annual Report on Form 10-K."

                                     ITEM 1

                             ELECTION OF DIRECTORS

     The Company's First Amended and Restated Certificate of Incorporation, as amended ("Certificate of Incorporation") provides for a Board of Directors to serve in three classes having staggered terms of three years each. At present, there are nine directors: three directors whose terms of office expire at the 1998 Annual Meeting; three directors whose terms of office expire at the 1999 Annual Meeting; and three directors whose terms of office expire at the 2000 Annual Meeting. Information regarding each of the incumbent directors is set forth below. At the 1998 Annual Meeting, the stockholders will be asked to elect three Class III directors. The three nominees for Class III director, each of whom is currently serving in that capacity, and whose new terms would expire at the 2001 Annual Meeting of Stockholders, are: Charles H. Cotros, Donald J. Edwards and Austin P. Young.

     Proxies cannot be voted for a greater number of persons than the number of nominees named on the enclosed form of proxy. A plurality of the votes cast in person or by proxy by the holders of Common Stock is required to elect a director. Accordingly, under Delaware law and the Company's Certificate of Incorporation and Amended and Restated Bylaws ("Bylaws"), abstentions and "broker non-votes" would not have the same legal effect as a vote against a particular director. A broker non-vote occurs if a broker or other nominee does not have discretionary authority and has not received instructions with respect to a particular item. Stockholders may not cumulate their votes in the election of directors. Unless otherwise instructed or unless authority to vote is withheld, the enclosed proxy will be voted "FOR" the election of the nominees listed below. Although the Board of Directors does not contemplate that any of the nominees will be unable to serve, if such a situation arises prior to the Meeting, the persons named in the enclosed proxy will vote for the election of such other person(s) as may be nominated by the Board of Directors. The Board of Directors recommends a vote "FOR" each of the following nominees.

DIRECTOR NOMINEES

     CHARLES H. COTROS, age 60, has served as a director of the Company since November 1995. Mr. Cotros has served as Executive Vice President and Chief Operating Officer of Sysco Corporation ("Sysco") since January 1995 and has held various positions with Sysco for more than the past five years. Mr. Cotros has also served as a director of Sysco since 1986.

     DONALD J. EDWARDS, age 32, has served as a director of the Company since August 1995. In addition, Mr. Edwards served as a Vice President of the Company from May 1995 to August 1995. Mr. Edwards joined Golder, Thoma, Cressey, Rauner, Inc. in August 1994 and became a Principal in April 1996. From September 1992 to June 1994, Mr. Edwards attended the Harvard Business School and received his MBA. Prior to that time, Mr. Edwards served as an associate with Lazard Freres & Co.

     AUSTIN P. YOUNG, age 57, has served as a director and Executive Vice President - Finance and Administration of the Company since September 1996. Prior to joining the Company, Mr. Young served as Senior Vice President and Chief Financial Officer of American General Corporation. Prior to joining American General Corporation in 1987, Mr. Young was a partner with KPMG Peat Marwick where his career spanned 22 years.

DIRECTORS



     MICHAEL T. WILLIS, age 53, has served as Chairman of the Board, Chief Executive Officer and President of the Company since its formation and has been in the personnel and temporary services industry for more than 20 years. Mr. Willis founded The Talent Tree Corporation ("Talent Tree") in 1976 and built it into one of the largest temporary services companies in the United States. Mr. Willis sold Talent Tree to Hestair plc in 1987 and then continued as President and Chief Executive Officer until April 1993. Mr. Willis is also a director of the Southwest Bank Corporation, Province Healthcare Company and Quanta Services, Inc.

     NUALA BECK, age 46, has served as a director of the Company since April 1996. Ms. Beck, an international economist, serves as the President and is the founder of Nuala Beck & Associates, Inc., a management consulting firm. Ms. Beck also serves as a director of Ontario Hydro.

     BRUCE V. RAUNER, age 42, has served as a director of the Company since July 1993. Mr. Rauner joined Golder, Thoma, Cressey, Rauner, Inc. in 1981 and became a Principal in 1984. Mr. Rauner also serves as a director of The Coinmach Corporation, Lason, Inc. and Polymer Group.

     MICHAEL T. REDDY, age 55, has served as a director of the Company since December 1997. Mr. Reddy currently is Chairman and Chief Executive Officer of EDS's Global Financial Markets Group. Mr. Reddy joined EDS in May of 1995 when EDS acquired FCI Incorporated where Mr. Reddy served as Chairman and Chief Executive Officer since July 1993. From December 1989 through July 1993, Mr. Reddy served as Chairman and Chief Executive Office of Technology Support Services Incorporated. Prior thereto, Mr. Reddy was a Senior Vice President of Merrill Lynch, Pierce, Fenner & Smith Incorporated.

     CHARLES R. SCHNEIDER, age 57, has served as a director of the Company since October 1994. Mr. Schneider founded U.S. Security Associates, Inc. and has served as its President and Chief Executive Officer and a director since November 1993. From October 1986 to November 1993, Mr. Schneider served as President of Baker Industries, Inc. ("Baker") and as a Vice President of Borg-Warner Security Corp., the parent of Baker, from August 1987 to September 1993.

     JOHN T. TURNER, age 54, has served as a director of the Company since October 1994. Mr. Turner is Senior Vice President-Corporate Development of Group 1 Automotive, Inc. During 1996, he served as European Managing Director-Corporate Development for Services Corporation International. From 1993 to 1996, he was self-employed, managing a variety of personal investments. From November 1990 to March 1993, Mr. Turner served as a Senior Vice President-Operations and director of The Loewen Group, Inc. Mr. Turner was also a founder of Paragon Family Services, Inc. and served as its President from November 1986 to November 1990.

OTHER EXECUTIVE OFFICERS

     PETER T. DAMERIS, age 38, has served as Senior Vice President, General Counsel and Secretary of the Company since September 1996. Mr. Dameris previously served as Vice President, General Counsel and Secretary since January 1995. Prior to joining the Company in January 1995, Mr. Dameris was a partner with the law firm of Cochran, Rooke and Craft, LLP and served as counsel to the Company since its formation in July 1993. Mr. Dameris was associated with Cochran, Rooke and Craft, LLP from June 1989 to January 1995.

     GEORGE W. FINK, age 50, has served as Executive Vice President of the Company and President of COMSYS Information Technology Services since September 1995. Prior to joining the Company, Mr. Fink was self-employed, managing a variety of personal investments. From June 1986 until July 1993 and from August 1993 until March 1994, Mr. Fink served as President and Chief Executive Officer of Remco America, Inc. and Rent-A-Center, respectively. Prior to joining Remco, Mr. Fink was a partner with Ernst & Young LLP and a director of the Houston Office Entrepreneurial Services Group.

     KENNETH R. JOHNSEN, age 44, has served as an Executive Vice President of the Company and President of Metamor Solutions since May 1997. Prior to joining the Company, Mr. Johnsen was employed with IBM Corporation since 1975 in various managerial capacities, including Vice President of Worldwide Commercial Operations for IBM PC Company from January 1997 to May 1997, Vice President, Business Services and Business Development for ISSC, IBM's outsourcing subsidiary, from January 1994 to December 1996, and General Manager of IBM China/Hong Kong from September 1991 to December 1993. Mr. Johnsen is also a Director of Citadel Computer Systems Incorporated.

     ROBERT H. McNABB, age 50, has served as President and Chief Executive Officer of CORESTAFF Services since April 1998. Mr. McNabb previously served as President and Chief Operating Officer of Republic Industries' Replacement Rental Car Business from April 1997 to October 1997 and as Senior Vice President and general manager of Kelly Services, Inc. from September 1994 to March 1997. Mr. McNabb served as President of the central division of Talent Tree from October 1991 to June 1993 and was self-employed from July 1993 to August 1994 and from November 1997 to March 1998.

     EDWARD L. PIERCE, age 41, has served as Senior Vice President, Chief Financial Officer and Assistant Secretary of the Company since September 1996. Mr. Pierce previously served as Vice President-Finance and prior thereto as Vice President and Controller of the Company. Prior to joining the Company in November 1994, Mr. Pierce served in various financial management capacities with American Oil and Gas Corporation, including Corporate Controller and Director of Accounting, Taxation and Reporting from January 1990 to November 1994 and as an Audit Manager for Arthur Andersen & Co. prior thereto.

     JOSEPH C. TUSA JR., age 39, has served as Senior Vice President - Business Services of the Company since October 1997. Mr. Tusa previously served as Vice President - Business Services. Prior to joining the Company in February 1997, Mr. Tusa served as Chief Financial Officer and Secretary of DSM Copolymer, Inc. since April 1990. Mr. Tusa served as Controller of TOTAL American Mining, Inc. from March 1987 to April 1990 and as an Audit Manager for Arthur Andersen & Co. prior thereto.

     MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

     BOARD MEETINGS. The Board of Directors held six meetings during the year ended December 31, 1997, and took various corporate actions during 1997 by means of unanimous written consent. During the year, each director attended more than 75% of the total number of meetings of the Board of Directors and the committees on which each such director served. The Company has the following committees of the Board of Directors:

     THE AUDIT COMMITTEE. The Audit Committee, which is comprised of Messrs. Edwards (Chairman), Schneider and Turner, examines and considers matters relating to the financial affairs of the Company, including reviewing the Company's annual financial statements, the scope of the independent annual audit and the independent auditor's letter to management concerning the effectiveness of the Company's internal financial and accounting controls. The Audit Committee held three meetings during the year.

     THE COMPENSATION COMMITTEE. The Compensation Committee, which is comprised of Messrs. Schneider (Chairman), Cotros and Edwards, considers and makes recommendations to the Company's Board of Directors with respect to programs for human resource development and management organization and succession, approves changes in senior executive compensation and makes recommendations to the Company's Board of Directors with respect to compensation matters and policies. The Compensation Committee also administers the Company's Long-Term Incentive Plan. The Compensation Committee held four meetings during the year.

     THE STOCK PURCHASE PLAN COMMITTEE. The Stock Purchase Plan Committee, which is comprised of Ms. Beck and Mr. Young, administers the Company's Employee Stock Purchase Plan (the "Stock Purchase Plan"). The Stock Purchase Plan Committee held two meetings during the year.

     THE PENSION PLAN COMMITTEE. The Pension Plan Committee, which is comprised of Messrs. Edwards and Young, administers the CORESTAFF, Inc. 401(k) Retirement Savings Plan and the CORESTAFF, Inc. Executive Retirement Savings Plan. The Pension Plan Committee held one meeting during the year.

COMPENSATION OF DIRECTORS

     All directors of the Company are entitled to reimbursement for certain expenses in connection with their travel to and attendance at meetings of the Board of Directors or committees thereof. Directors who are not officers of the Company receive a $3,500 fee for each meeting of the Board of Directors attended by such director. In addition, each director who is not an officer of the Company or associated with GTC III received a grant of options to purchase 1,000 shares of Common Stock (at an exercise price equal to the fair market value of the Common Stock on the date the option was granted) under the LTIP Plan upon appointment to the Board of Directors and will receive an additional grant of options to purchase 1,000 shares of Common Stock for each year he or she serves as a director. Such options vest one-third per year over a three-year period. Other than reimbursement of their expenses, directors who are employees or officers of the Company will not receive any compensation for services as a director.

                                     ITEM 2

                            APPROVAL OF AMENDMENT TO
                          EMPLOYEE STOCK PURCHASE PLAN

         The Board of Directors adopted the Metamor Worldwide, Inc. Employee Stock Purchase Plan (the "Purchase Plan"), an amendment and restatement of the CORESTAFF, Inc. Employee Stock Purchase Plan, on March 19, 1998, subject to approval by the stockholders of the Company. The purpose of the Purchase Plan is to provide an incentive to employees of the Company and certain of its subsidiaries to acquire or increase an ownership interest in the Company through the purchase of shares of Common Stock.

         The Board has recommended to the stockholders of the Company the adoption of an amendment to the Purchase Plan to, among other matters, provide for immediate eligibility of employees into the Purchase Plan. Adoption of the amendment to the Purchase Plan shall be effective upon receiving the affirmative vote of the holders of a majority of the Common Stock present or represented by proxy and entitled to vote at the Meeting. Under Delaware law, an abstention would have the same legal effect as a vote against this proposal, but a broker non-vote would not be counted for purposes of determining whether a majority had been achieved. The Board of Directors recommends voting "FOR" adoption by the stockholders of the amendment to the Purchase Plan.

SUMMARY OF PURCHASE PLAN

         The following general description of certain features of the Purchase Plan is qualified in its entirety by reference to the Purchase Plan, which is attached as Appendix A.

         SHARES AVAILABLE UNDER THE PURCHASE PLAN; ADJUSTMENTS. Subject to adjustment as provided in the Purchase Plan, the number of shares of Common Stock that may be purchased by participating employees under the Purchase Plan will not in the aggregate exceed 450,000 shares, which may be originally issued or reacquired shares, including shares bought on the market or otherwise for purposes of the Purchase Plan. As of December 31, 1997, 124,559 shares of Common Stock had been issued under the Purchase Plan. Such number of shares is subject to adjustment in the event of a change in the Common Stock by reason of a stock dividend or by reason of a subdivision, stock split, reverse stock split, recapitalization, reorganization, combination, reclassification of shares or other similar change. Upon any such event, the maximum number of shares that may be subject to any option, and the number and purchase price of shares subject to options outstanding under the Purchase Plan, will also be adjusted accordingly.

         ELIGIBILITY. Options under the Purchase Plan will be granted on July 1, 1998, and, thereafter through June 30, 2008, on the first day of each successive October, January, April and July (each such date being referred to herein as a "Date of Grant"). Each employee of the Company or any present or future parent or subsidiary corporation of the Company that has been designated as a "Participating Company" as of a Date of Grant is eligible to participate in the Purchase Plan as of such Date of Grant. However, an eligible employee may not participate if such employee would own (directly or indirectly) 5% or more of the total combined voting power of all classes of stock of the Company or a subsidiary, taking into account options to purchase stock and stock that may be purchased under the Purchase Plan. At December 31, 1997, 976 employees participated in the Purchase Plan.

         PARTICIPATION. An eligible employee may elect to participate in the Purchase Plan for any calendar quarter during the period from July 1, 1998 to June 30, 2008, by designating a percentage of such employee's eligible compensation to be deducted for each pay period and paid into the Purchase Plan for such employee's account. The designated percentage may not be less than 2% nor more than 5%. An eligible employee may participate in the Purchase Plan only by means of payroll deduction. No employee will be granted an option under the Purchase Plan that permits such employee's rights to purchase Common Stock to accrue at a rate that exceeds $25,000 of fair market value of such stock (determined at the time such option is granted) for the calendar year in which such option is outstanding. Unless an employee's payroll deductions are withdrawn (as described below), the aggregate payroll deductions credited to the employee's account will be used to purchase shares of Common Stock at the end of the three-month period beginning on a Date of Grant (the "Option Period"); provided, however, that the maximum number of shares of Common Stock that may be purchased by a participant under any quarterly option may not exceed 5,000 (subject to adjustment in the event of a change in the Common Stock). The per share purchase price of the Common Stock will be 85% of the lesser of the fair market value of the Common Stock on the Date of Grant or on the last day of the Option Period (the "Date of Exercise"). For all purposes under the Purchase Plan, the fair market value of a share of Common Stock on a particular date shall be equal to the closing price of such stock on the Nasdaq National Market on that date (or, if no shares of Common Stock have been traded on that date, on the next regular business date on which shares of the Common Stock are so traded). Payroll deductions will be included in the general funds of the Company, free of any trust or other arrangement and may be used for any corporate purpose. No interest will be paid or credited to any participant.

         CHANGES IN AND WITHDRAWAL OF PAYROLL DEDUCTIONS. A participant may not change the rate of his or her payroll deductions during an Option Period. However, a participant may withdraw in whole from the Purchase Plan, but not in part, at any time prior to the Date of Exercise relating to a particular Option Period by timely delivering to the Company a notice of withdrawal in the manner specified by the Company. The Company promptly will refund to the participant the amount of the participant's payroll deductions under the Purchase Plan that have not been otherwise returned or used upon exercise of options, and thereafter the participant's payroll deduction authorization and interest in unexercised options under the Purchase Plan will terminate.

         DELIVERY OF SHARES; RESTRICTIONS ON TRANSFER. As soon as practicable after each Date of Exercise, the Company will deliver to a custodian (currently, Smith Barney Inc.) one or more certificates representing (or shall otherwise cause to be credited to the account of such custodian) the total number of whole shares of Common Stock respecting options exercised on such Date of Exercise in the aggregate (for both whole and fractional shares) of all of the participating employees under the Purchase Plan. Any remaining amount representing a fractional share will not be certificated (or otherwise so credited) and such remaining amount will be paid in cash to the custodian. Such custodian will keep accurate records of the beneficial interests of each participant in such shares by means of participant accounts under the Purchase Plan, and will provide each participant with quarterly or such other periodic statements with respect thereto as the administrative committee under the Purchase Plan may specify. The administrative committee under the Purchase Plan may from time to time specify with respect to a particular grant of options a period of time (the "restriction period") during which participants may not generally transfer or otherwise dispose of the shares. During this restriction period, the custodian will retain custody of the shares.

         TERMINATION OF EMPLOYMENT; LEAVES OF ABSENCE. Except as described below, if the employment of a participant terminates for any reason, then the participant's participation in the Purchase Plan ceases and the Company will refund the amount of such participant's payroll deductions under the Purchase Plan that have not yet been otherwise returned or used upon exercise of options. If the employment of a participant terminates after such participant has attained age 65 or due to death or disability, the participant, or the participant's personal representative, as applicable, may elect either to (i) withdraw all of the accumulated unused payroll deductions credited to the participant's account or (ii) exercise the participant's option for the purchase of Common Stock at the end of the Option Period. If no such election is timely received by the Company, the participant or personal representative will automatically be deemed to have elected the second alternative.

         During a paid leave of absence approved by the Company and meeting Internal Revenue Service regulations, a participant's elected payroll deductions will continue. A participant may not contribute to the Purchase Plan during an unpaid leave of absence. If a participant takes an unpaid leave of absence that is approved by the Company and meets Internal Revenue Service regulations, then such participant's payroll deductions for such Option Period that were made prior to such leave may remain in the Purchase Plan and be used to purchase Common Stock on the Date of Exercise relating to such Option Period. If a participant takes a leave of absence not described above, then the participant will be considered to have withdrawn from the Purchase Plan.

         RESTRICTION UPON ASSIGNMENT OF OPTION. An option granted under the Purchase Plan may not be transferred other than by will or the laws of descent and distribution. Subject to certain limited exceptions, each option is exercisable, during the employee's lifetime, only by the employee to whom granted.

         ADMINISTRATION, AMENDMENTS AND TERMINATION. The Purchase Plan is to be administered by a committee appointed from time to time by the Board and comprised so as to permit the Purchase Plan to comply with Rule 16b-3, as currently in effect or hereafter modified, promulgated under the Securities Exchange Act of 1934, as amended. In connection with its administration of the Purchase Plan, the committee is authorized to interpret the Purchase Plan.

         The Purchase Plan may be amended from time to time by the Board; provided, however, that no change in any option theretofore granted may be made that would impair the rights of a participant without the consent of such participant. The Board may in its discretion terminate the Purchase Plan at any time with respect to any Common Stock for which options have not theretofore been granted.

         MERGER, CONSOLIDATION OR LIQUIDATION OF COMPANY. If the Company is not the surviving corporation in any merger or consolidation (or survives only as a subsidiary of another entity), or if the Company is to be dissolved or liquidated, then, unless a surviving corporation assumes or substitutes new options (within the meaning of Section 424(a) of the Internal Revenue Code of 1986, as amended (the "Code")) for all options then outstanding, (i) the Date of Exercise for all options then outstanding will be accelerated to a date fixed by the administrative committee under the Purchase Plan prior to the effective date of such merger or consolidation or such dissolution or liquidation and (ii) upon such effective date, any unexercised options will expire and the Company promptly will refund to each participant the amount of such participant's payroll deductions under the Purchase Plan that have not yet been otherwise returned to him or used upon exercise of options.

         The benefits and amounts to be received by any participant under the Purchase Plan are not currently determinable.

UNITED STATES FEDERAL INCOME TAX CONSEQUENCES

         TAX CONSEQUENCES TO PARTICIPANTS. A participant's payroll deductions to purchase Common Stock are made on an after-tax basis. There is no tax liability to the participant when shares of Common Stock are purchased pursuant to the Purchase Plan. However, the participant may incur tax liability upon disposition (including by way of gift) of the shares acquired under the Purchase Plan. The participant's U.S. federal income tax liability will depend on whether the disposition is a qualifying disposition or a disqualifying disposition as described below.

         If a qualifying disposition of the shares is made by the participant (i.e., a disposition that occurs more than two years after the first day of the Option Period in which the shares were purchased), or in the event of death (whenever occurring) while owning the shares, the participant will recognize in the year of disposition (or, if earlier, the year of the participant's death) ordinary income in an amount equal to the lesser of (i) the excess of the fair market value of the shares at the time of disposition (or death) over the amount paid for the shares under the option or (ii) 15% of the fair market value of the shares at the Date of Grant (the beginning of the Option Period). Upon the sale of the shares, any amount realized in excess of the ordinary income recognized by the participant will be taxed to the participant as a long-term capital gain. If the shares are sold at less than the purchase price under the option, then there will be no ordinary income. Instead, the participant will have a capital loss equal to the difference between the sales price and the purchase price paid under the option.

         If a disqualifying disposition of the shares is made (i.e., a disposition (other than by reason of death) within two years after the first day of the Option Period in which the shares were purchased), the participant generally will recognize ordinary income in the year of disposition in an amount equal to any excess of the fair market value of the shares at the Date of Exercise over the purchase price paid for the shares under the option (even if no gain is realized on the sale or if a gratuitous transfer is made). Any further gain (or loss) realized by the participant generally will be taxed as short-term, mid-term or long-term capital gain (or loss) depending on the holding period.

         TAX CONSEQUENCES TO THE COMPANY OR PARTICIPATING COMPANY. The Company, or the Participating Company for which a participant performs services, will be entitled to a deduction only if the participant makes a disqualifying disposition of any shares purchased under the Purchase Plan. In such case, the Company or such Participating Company can deduct as a compensation expense the amount that is ordinary income to the participant provided that, among other things, (i) the amount meets the test of reasonableness, is an ordinary and necessary business expense and is not an "excess parachute payment" within the meaning of Section 280G of the Code, (ii) any applicable reporting obligations are satisfied and (iii) the one million dollar limitation of Section 162(m) of the Code is not exceeded.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE METAMOR WORLDWIDE, INC. EMPLOYEE STOCK PURCHASE PLAN, AS DESCRIBED ABOVE AND AS SET FORTH IN APPENDIX A, WHICH IS DESIGNATED AS PROPOSAL NO. 2 ON THE ENCLOSED PROXY.

                                     ITEM 3

                                AMENDMENT TO THE
                            LONG-TERM INCENTIVE PLAN

     The Board of Directors adopted the Metamor Worldwide, Inc. Long Term Incentive Plan, (the "LTIP Plan"), an amendment and restatement of the CORESTAFF, Inc. 1995 Long-Term Incentive Plan, on March 19, 1998, subject to approval by the stockholders of the Company. The purpose of the LTIP Plan is to promote the interests of the Company, by encouraging employees of the Company, its subsidiaries and affiliated entities, qualified consultants and non-employee directors of the Company to acquire or increase their equity interest in the Company and to provide a means whereby these persons may develop a sense of proprietorship and personal involvement in the development and financial success of the Company, and to encourage them to remain with and devote their best efforts to the business of the Company thereby advancing the interests of the Company and its stockholders.

     The Board has recommended to the stockholders of the Company the adoption of an amendment to the LTIP Plan to, among other matters, increase the number of shares available for issuance under the LTIP Plan from 3,840,000 shares to 5,000,000 shares of Common Stock. Adoption of the amendment to the LTIP Plan shall be effective upon receiving the affirmative vote of the holders of a majority of the Common Stock present or represented by proxy and entitled to vote at the Meeting. Under Delaware law, an abstention would have the same legal effect as a vote against this proposal, but a broker non-vote would not be counted for purposes of determining whether a majority had been achieved. The Board of Directors recommends voting "FOR" adoption by the stockholders of the amendment to the LTIP Plan.

SUMMARY OF LONG-TERM INCENTIVE PLAN

         The following general description of certain features of the LTIP Plan is qualified in its entirety by reference to the LTIP Plan, which is attached as Appendix B.

         The LTIP Plan provides for the grant of any or all of the following types of awards: (i) stock options, including incentive stock options and non-qualified stock options; (ii) stock appreciation rights ("SARs") in tandem with stock options or freestanding; (iii) restricted stock; (iv) performance share awards; (v) stock value equivalent awards; and (vi) cash awards. Any stock option granted in the form of an incentive stock option must satisfy the applicable requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). Awards may be made to the same person on more than one occasion and may be granted singly, in combination or in tandem as determined by the Compensation Committee which is currently comprised of Messrs. Schneider, Cotros and Edwards. As of December 31, 1997, the Company had non-qualified stock options to purchase an aggregate of 2,436,816 shares of Common Stock outstanding under the LTIP Plan.

         TERM. The Plan was adopted effective as of August 1995 and will terminate in August 2005 unless earlier terminated by the Board of Directors. Termination of the LTIP Plan will not affect awards made prior to termination, but awards will not be made after termination.

         ADMINISTRATION. The LTIP Plan is currently administered by the Compensation Committee. Subject to the terms of the LTIP Plan, and to such approvals and other authority as the Board of Directors may reserve to itself from time to time, the Compensation Committee, consistent with the terms of the LTIP Plan, has authority to (i) select employees to receive an award, (ii) determine the timing, form, amount, or value and term of grants and awards, (iii) determine the conditions and restrictions, if any, subject to which grants and awards are made and become payable under the LTIP Plan, (iv) construe the LTIP Plan and prescribed rules and regulations with respect to the administration of the LTIP Plan, and (v) make such other determinations authorized under the LTIP Plan as the Compensation Committee deems necessary or appropriate.

         ELIGIBILITY. All full-time employees of the Company and its affiliates, qualified consultants of the Company and directors of the Company who are not otherwise employees of the Company or any of its affiliates ("non-employee directors"), are eligible to participate in the LTIP Plan. The selection of participants from eligible employees is within the discretion of the Compensation Committee.

         SHARES SUBJECT TO THE LTIP PLAN. There are 3,840,000 shares of Common Stock reserved for issuance under the LTIP Plan. An additional 1,160,000 shares of Common Stock have been reserved for issuance subject to approval by the stockholders of the Company. These shares may be authorized and unissued shares or treasury shares. Shares are deemed to be issued under the LTIP Plan only to the extent actually issued pursuant to an award. To the extent that an award lapses or the rights of an awardee terminate or the award is paid in cash, any shares subject to such award are again made available for grant. In the event of any increases or decreases in the number of issued and outstanding shares of Common Stock pursuant to stock splits, mergers, reorganizations, recapitalizations, stock dividends or other events described under the terms of the LTIP Plan, the Compensation Committee shall make appropriate adjustments to the aggregate number of shares available for issuance under the LTIP Plan and the number and kinds of shares which may be distributed under the LTIP Plan.

         STOCK OPTIONS. Under the LTIP Plan, the Compensation Committee may grant awards in the form of options to purchase shares of Common Stock. The Compensation Committee with regard to each stock option determines the number of shares subject to the option, the manner and time of the option's exercise and the exercise price per share of the stock subject to the option. The exercise price of an incentive stock option may not be less than the fair market value of the Common Stock on the date the option is granted. The Compensation Committee designates each option as a non-qualified or an incentive stock option. Each option agreement may provide that the option price upon exercise can be paid by a participant in cash, shares of Common Stock or a combination thereof.

         In addition, under the LTIP Plan, each non-employee director who serves in such capacity on the effective date of the LTIP Plan shall receive, as of such date, non-qualified stock options to purchase 1,000 shares of Common Stock. Each non-employee director who is elected or appointed to the Board of Directors for the first time after the effective date of the LTIP Plan shall receive, as of the date of his or her election or appointment, non-qualified stock options to purchase 1,000 shares of Common Stock. Each non-employee director who is in office immediately after the annual meeting of stockholders each year the LTIP Plan is in effect and who is not entitled to receive an option pursuant to the preceding provisions set forth in this paragraph shall receive non-qualified stock options to purchase 1,000 shares of Common Stock.

         STOCK APPRECIATION RIGHTS. The LTIP Plan also authorizes the Compensation Committee to grant SARs either independent of, or in connection with, a stock option. If granted with a stock option, exercise of the SAR will result in the surrender of the right to purchase the shares under the option as to which the SAR was exercised. Upon exercising an SAR, the holder receives for each share with respect to which the SAR is exercised, an amount equal to the difference between the exercise price, as determined by the Compensation Committee, and the fair market value of the Common Stock on the date of exercise. Payment of such amount may be made in shares of Common Stock, cash or a combination thereof, as determined by the Compensation Committee. The Compensation Committee shall specify the effect of termination of employment (by reason of death, disability, retirement or otherwise) on the exercisability of the SAR.

         RESTRICTED STOCK. The LTIP Plan provides that shares of Common Stock subject to certain restrictions ("Restricted Stock") may be awarded to eligible employees from time to time as determined by the Compensation Committee. The Compensation Committee will determine the nature and extent of the restrictions on such shares, the duration of such restrictions and any circumstance under which the Restricted Stock will be forfeited. During any such period of restriction, recipients shall have most of the rights of a holder of Common Stock, including but not limited to the right to receive dividends and voting rights. The Compensation Committee shall determine the effect of the termination of employment of a recipient of Restricted Stock (by reason of retirement, disability, death or otherwise) prior to the lapse of any applicable restrictions. With respect to outstanding awards of Restricted Stock, the Compensation Committee may in its discretion provide for full vesting and termination of restrictions on Restricted Stock.

         PERFORMANCE SHARE AWARDS. The Plan permits the Compensation Committee to grant Performance Share Awards to eligible employees under the LTIP Plan from time to time. Performance Share Awards are awards that are contingent on the achievement of certain performance objectives, valued by reference to the price performance of the Common Stock, by reference to the financial or economic performance of the Company in comparison to a peer group of companies in the same industry or by reference to other factors, over a specified period of time.

         The length of time over which performance will be measured, the performance objectives and the criteria to be used in determining whether and to what degree such objectives have been obtained will be determined by the Compensation Committee. The Compensation Committee shall also determine the effect of termination of employment (by reason of death, retirement, disability or otherwise) during the performance period.

         STOCK VALUE EQUIVALENT AWARDS. The Plan permits the Compensation Committee to grant Stock Value Equivalent Awards to eligible employees from time to time. Stock Value Equivalent Awards are rights to receive the fair market value of a specified number of shares of Common Stock, or the appreciation in the fair market value thereof, over a specified period of time, pursuant to a vesting schedule, all as determined by the Compensation Committee. The vested portion of a Stock Value Equivalent Award will be payable in cash based on the fair market value of the Common Stock on the payment date. The Compensation Committee shall determine the effect of termination of employment during the vesting period (by reason of death, retirement, disability or otherwise) on an employee's Stock Value Equivalent Award.

         AMENDMENT. The Board may at any time amend, alter, suspend, discontinue or terminate the LTIP Plan in any respect without approval of the stockholders of the Company. No amendment or termination of the LTIP Plan shall, without the consent of the optionee or participant in the LTIP Plan, alter or impair the rights of such person under any options, awards or agreements evidencing options or awards theretofore granted under the LTIP Plan.

         PLAN BENEFITS. The following table sets forth certain information concerning options granted under the LTIP Plan through December 31, 1997:



                                                                   Options Granted
                Group                                           (shares of Common Stock)
                -----                                           ------------------------
Michael T. Willis                                                       187,500
Austin P. Young                                                         105,000
Kenneth R. Johnsen                                                      125,000
George W. Fink                                                          245,000
Rocco N. Aceto                                                          120,000
All current executive officers as a group                             1,006,250
All current directors who are not executive
  officers as a group                                                    14,000
All employees who are not executive
  officers as a group                                                 2,358,330



         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE METAMOR WORLDWIDE, INC. LONG TERM INCENTIVE PLAN, AS DESCRIBED ABOVE AND AS SET FORTH
ON APPENDIX B, WHICH IS DESIGNATED AS PROPOSAL NO. 3 ON THE ENCLOSED PROXY.

                                     ITEM 4

                                  APPROVAL OF
                            EXECUTIVE INCENTIVE PLAN

         The Board of Directors adopted the Metamor Worldwide, Inc. Executive Incentive Plan (the "Incentive Plan") effective as of January 1, 1998, subject to approval by the stockholders of the Company. The purpose of the Incentive Plan is to provide participants with incentive awards to the extent they have contributed to the Company's success, through an ongoing program designed to reinforce the Company's financial and operating objectives.

         The Board has recommended to the stockholders of the Company the adoption of the Incentive Plan effective January 1, 1998. Adoption of the Incentive Plan shall be effective upon receiving the affirmative vote of the holders of a majority of the Common Stock present or represented by proxy and entitled to vote at the Meeting. Under Delaware law, an abstention would have the same legal effect as a vote against this proposal, but a broker non-vote would not be counted for purposes of determining whether a majority had been achieved. The Board of Directors recommends voting "FOR" adoption by the stockholders of the Executive Incentive Plan.

BACKGROUND AND REASONS FOR ADOPTION

         Under section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), the federal income tax deductibility of compensation paid to the Company's Chief Executive Officer and each of its four other most highly compensated executive officers may be limited to the extent such compensation exceeds $1 million in any one year. Under section 162(m) of the Code, the Company may deduct compensation in excess of that amount if it qualifies as "performance-based compensation," as defined in section 162(m) of the Code. The Incentive Plan is designed to qualify payments thereunder as performance-based compensation. Stockholder approval of the Incentive Plan will allow the Company to continue to receive a federal income tax deduction for the payment of incentive bonuses to its executives.

SUMMARY OF INCENTIVE PLAN

         The following general description of certain features of the Incentive Plan is qualified in its entirety by reference to the Incentive Plan, which is attached as Appendix C.

         ADMINISTRATION. The Incentive Plan is administered by the Compensation Committee of the Board of Directors of the Company (the "Committee"). The Committee shall be comprised solely of two or more "outside directors" within the meaning of section 162(m) of the Code. For each fiscal year of the Company, the Committee will (1) designate the employees of the Company who are participants in the Incentive Plan, (2) establish the incentive award opportunities, performance goals, performance measurement and goal weighting criteria, and other guidelines applicable in awarding annual incentive plan awards ("EIP Awards"), (3) certify that the applicable performance measures relating to the EIP Awards were satisfied, and (4) determine the time and form of payment of the EIP Awards. In connection with its administration of the Incentive Plan, the Committee is authorized to interpret the Incentive Plan.

         ELIGIBILITY. Eligibility for participation in the Incentive Plan is limited to the Chief Executive Officer, corporate officers, and other key management employees. For fiscal 1998, the Committee has approved one employee, the CEO, to participate in the Incentive Plan.

         AWARD CRITERIA AND PAYMENT. The award and payment of EIP Awards under the Incentive Plan is contingent on the attainment of the applicable predetermined performance measures, which may be related to corporate, divisional or subsidiary performance and based on one or more of the following business criteria: earnings before interest and taxes (EBIT), sales, sales growth, operating profit, net income, economic profit, earnings per share, return on equity, cash flow, earnings multiple, cash flow multiple, total shareholder return and stock price. The maximum EIP Award that may be paid to any participant under the Incentive Plan for any fiscal year is $2,500,000. EIP Awards are payable at the time determined by the Committee after the close of the Company's fiscal year. EIP Awards are normally payable in the form of a single lump sum unless the Committee directs a different form of payment upon written notification to the participants in the Incentive Plan. Further, the Committee will designate whether EIP Awards are to be paid in cash, other forms of property or benefit, or any combination thereof. For fiscal 1998, the Committee has established a target award percentage for each participant in the Incentive Plan, ranging from 0% to 150% of the participant's base salary as of April 1, and has established performance measures based on earnings per share at year end.

         TERMINATION OF EMPLOYMENT. Except as otherwise specifically provided by the Committee, an employee must (1) be employed by the Company on the first day and last day of the Company's fiscal year and experience no break in service or (2) have retired, died or incurred a long-term disability during the Company's fiscal year in order to receive an EIP Award. In the event a participant eligible to receive an EIP Award dies prior to the date payment is made, such participant's EIP Award will be made to his designated beneficiary at the same time and in the same form EIP Awards are paid to other participants.

         NONALIENATION. No EIP Award will be subject to alienation, sale, transfer, assignment, pledge, attachment, garnishment or encumbrance of any kind and will not be subject to or reached by any legal or equitable process in satisfaction of any debt, liability, or obligation, prior to receipt.

         AMENDMENTS AND TERMINATION. The Incentive Plan may be amended from time to time or terminated at any time by the Committee. In the event the Incentive Plan is terminated, no EIP Award will be made with respect to the fiscal year in which the Incentive Plan is terminated except as otherwise provided by the Committee, and no further EIP Awards will accrue; provided, however, that EIP Awards payable with respect to a prior fiscal year shall continue to be an obligation of the Company and will be paid as scheduled.

         MERGER, CONSOLIDATION OR ACQUISITION OF COMPANY. In the event of a merger, consolidation, or acquisition where the Company is not the surviving corporation, unless the successor or surviving corporation elects to continue or carry on the Incentive Plan, the Incentive Plan will terminate with respect to the Company and no additional benefits will accrue for the participants of the Company. Unpaid EIP Award payments will continue to be paid as scheduled unless the Company or acquiring organization elects to accelerate payment.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE METAMOR WORLDWIDE, INC. EXECUTIVE INCENTIVE PLAN, AS DESCRIBED ABOVE AND AS SET FORTH IN APPENDIX C, WHICH IS DESIGNATED AS PROPOSAL NO. 4 ON THE ENCLOSED PROXY.

                                    ITEM 5

                      APPOINTMENT OF INDEPENDENT AUDITORS

         Pursuant to the recommendation of the Audit Committee, the Board of Directors has appointed Ernst & Young LLP, independent auditors, to audit the consolidated financial statements of the Company for the year ending December 31, 1998. The Company is advised that no member of Ernst & Young LLP has any direct financial interest or material indirect financial interest in the Company or any of its subsidiaries in the capacity of promoter, underwriter, voting trustee, director, officer or employee.

         Ratification of this appointment shall be effective upon receiving the affirmative vote of the holders of a majority of the Common Stock present or represented by proxy and entitled to vote at the Meeting. Under Delaware law, an abstention would have the same legal effect as a vote against this proposal, but a broker non-vote would not be counted for purposes of determining whether a majority has been achieved. The Board of Directors recommends voting "FOR" ratification by the stockholders of this appointment.

         Representatives of Ernst & Young LLP are expected to be present at the Meeting, will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions at the Meeting.

                                STOCK OWNERSHIP

         The following table sets forth certain information with respect to beneficial ownership of the Company's equity securities as of March 20, 1998, based on 32,016,171 shares of Common Stock outstanding: (a) by each person known to the Company to own beneficially more than 5% of the outstanding shares of Common Stock, (b) by each director of the Company, (c) by each of the named executive officers and (d) by all directors and executive officers of the Company as a group. Each stockholder identified in the table has sole voting and investment power with respect to such stockholder's shares of stock except to the extent that authority is shared by his or her spouse under applicable law or as otherwise noted below.


                                                                         Shares Owned
                                                                       Beneficially (1)
                                                                     --------------------
           Name                                                        Number     Percent
           ----                                                      -----------  -------
  Golder, Thoma, Cressey Fund III Limited Partnership(2) ........     3,201,921     10.0%
  Michael T. Willis(3) ..........................................     2,357,511      7.4%
  Bruce V. Rauner(4) ............................................     3,201,921        *
  George W. Fink ................................................       134,770        *
  Austin P. Young ...............................................        33,619        *
  Rocco N. Aceto ................................................        33,000        *
  Charles R. Schneider ..........................................        19,339        *
  John T. Turner ................................................         9,214        *
  Charles H. Cotros .............................................         7,834        *
  Donald J. Edwards(5) ..........................................         2,250        *
  Nuala M. Beck .................................................         2,834        *
  Michael T. Reddy ..............................................             0        *
  Kenneth R. Johnsen ............................................             0        *
  Putnam Investments, Inc. (6) ..................................     3,827,109     12.0%
  T. Rowe Price Associates, Inc.(7) .............................     3,542,700     11.1%
  T. Rowe Price New Horizons Fund, Inc.(7) ......................     1,600,000      5.0%
  Morgan Stanley Dean Witter, Discover & Co.(8) .................     2,204,632      6.9%
All executive officers and directors as a group
  (15 persons) ..................................................     5,975,017     18.5%

-----------------------------------------------------
     *   Less than 1%
     (1) Including 56,250, 117,800, 21,000, 33,000 and 334 shares for Messrs.
         Willis, Fink, Young, Aceto and Cotros, respectively, and 1,834 shares for each of Mr. Schneider, Mr. Turner and Ms. Beck. Shares of common stock that are not outstanding but that may be acquired by a person upon exercise of options within 60 days of March 20, 1998 are deemed outstanding for the purpose of computing the percentage of outstanding shares beneficially owned by such person. However, such shares are not deemed to be outstanding for the purpose of computing the percentage of outstanding shares beneficially owned by any other person.
     (2) Golder, Thoma, Cressey, Rauner Limited Partnership ("GTCR
         Partnership") is the sole general partner of Golder, Thoma, Cressey Fund III Limited Partnership ("GTC III"). The address for GTC III is 6100 Sears Tower, Chicago, Illinois 60606.
     (3) The address for Mr. Willis is 4400 Post Oak Parkway, Suite 1100, Houston, Texas 77027.
     (4) Includes all of the shares of Common Stock owned by GTC III. Mr. Rauner is a general partner of GTCR Partnership, which serves as the sole general partner of GTC III and over which he may be deemed to have voting and investment power. The address for Mr. Rauner is 6100 Sears Tower, Chicago, Illinois 60606.
     (5) Mr. Edwards is a Principal with Golder, Thoma, Cressey, Rauner, Inc. ("GTCR Inc."), an affiliate of GTC III.
     (6) Based on a Schedule 13G dated January 16, 1998 jointly filed by Putnam Investments, Inc. ("PI"), Marsh & McLennan Companies, Inc. ("M&MC"), Putnam Investment Management, Inc. ("PIM"), The Putnam Advisory Company, Inc. ("PIA") and Putnam New Opportunities Fund ("PNOF"), PI has shared dispositive power. The address for each of these companies is One Post Office Square, Boston, Massachusetts 02109, except M&MC which is 1166 Avenue of the Americas, New York, NY 10036. PI, which is a wholly-owned subsidiary of M&MC, wholly owns two registered investment advisors: PIM, which is the investment advisor to the Putnam family of mutual funds and has shared dispositive power for 3,508,618 shares and PIA, which is the investment advisor to Putnam's institutional clients and has shared voting power for 249,016 shares and shared dispositive power for 318,491 shares. As part of the Putnam Family of Funds, and the 3,508,618 shares held by PIM, PNOF held 1,820,000 shares. Both PIM and PIA have dispository power over the shares as investment managers, but each of the mutual fund's trustees have voting power over the shares held by institutional clients.
(7) These securities are owned by various individual and institutional investors including T. Rowe Price New Horizons Fund, Inc. (which owns 1,600,000 shares, representing 5% of the shares outstanding), which T. Rowe Price Associates, Inc. ("Price Associates") serves as investment adviser with the power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Exchange Act, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities. Includes sole dispositive power for 3,542,700 shares and sole voting power for 329,800 shares. The address for T. Rowe Price Associates, Inc. is 100
         E. Pratt Street, Baltimore, MD 21202.
(8) Represents shared dispositive power. Accounts managed on a discretionary basis by Morgan Stanley, Dean Witter, Discover & Co. ("Morgan Stanley") are known to have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of such securities. No such account holds more than five percent of the class. The address for Morgan Stanley is 1585 Broadway, New York, New York 10036.

                             EXECUTIVE COMPENSATION

REPORT FROM THE COMPENSATION COMMITTEE REGARDING EXECUTIVE COMPENSATION

         As members of the Compensation Committee, it is our duty to administer the executive compensation program for the Company. The Compensation Committee is responsible for establishing appropriate compensation goals for the executive officers of the Company and evaluating the performance of such executive officers in meeting such goals and making recommendations to the Board of Directors with regard to executive compensation

         The Company's compensation philosophy is to ensure that executive compensation be directly linked to continuous improvements in corporate performance, achievement of specific operational, financial and strategic objectives and increases in stockholder value. The Compensation Committee regularly reviews the compensation packages of the Company's executive officers, taking into account factors which it considers relevant, such as business conditions within and outside the industry, the Company's financial performance, the market compensation for executives of similar background and experience and the performance of the executive officer under consideration. The particular elements of the Company's compensation programs for executive officers are described below.

         The goals of the Compensation Committee in establishing the Company's executive compensation program are as follows:

                  (1) To fairly compensate the executive officers of the Company and its subsidiaries for their contributions to the Company's short-term and long-term performance. The elements of the Company's executive compensation program are (a) annual base salaries, (b) annual bonuses and (c) equity incentives.

                  (2) To allow the Company to attract, motivate and retain the management personnel necessary to the Company's success by providing an executive compensation program comparable to that offered by companies with which the Company competes for such management personnel.

         In 1997, Michael T. Willis, the Chief Executive Officer of the Company, received an increase in base salary from $350,000 to $450,000. The Compensation Committee determined this salary increase was appropriate based on
(1) a review of market salary levels for the Chief Executive Officer among companies similar to the Company, and (2) the Company's performance during the prior year. Mr. Willis' incentive compensation of $450,000 was based solely on the Company's attainment of 1997 earnings per share objectives set at the beginning of the year. Mr. Willis received no grants of stock options or other equity-based compensation in 1997.

         Section 162(m) of the Internal Revenue Code provides generally that compensation paid by publicly-held corporations to the chief executive officer and the four most highly paid senior executive officers in excess of $1 million per year per executive will be deductible only if paid pursuant to performance-based compensation plans approved by stockholders of the Company. It is the intention of the Compensation Committee to consider the deductibility of compensation is assessing the effectiveness of the Company's executive compensation plans. The Executive Incentive Plan presented in this proxy statement for stockholder approval is intended to qualify the Company's bonus plan as performance-based, so that any compensation paid pursuant to the Plan will be deductible for federal income tax purposes.

         The elements of the executive compensation program described above are implemented and periodically reviewed and adjusted by the Compensation Committee. The annual base salaries of the Chief Executive Officer of the Company and the other executive officers are determined based on individual performance, experience and comparison with salaries paid by the Company's industry peers and other companies in similar industries with comparable revenues while linking the payment of compensation to the Company's achievement of certain financial goals. In developing salary recommendations, the Compensation Committee reviewed salaries of similar positions in similarly-sized companies which engage in the Company's business. The Compensation Committee confirmed that the overall compensation packages, including the executive officers' equity ownership in the Company, were consistent with the Compensation Committee's stated objective.

                Compensation Committee of the Board of Directors

                              Charles R. Schneider
                               Charles H. Cotros
                               Donald J. Edwards

NAMED OFFICERS' COMPENSATION

     The following table sets forth, for the year ended December 31, 1997, the annual compensation paid to the Company's Chief Executive Officer and to each of its four most highly compensated executive officers (the "Named Officers").


                           SUMMARY COMPENSATION TABLE



                                                                                  LONG-TERM COMPENSATION
                                                                          -----------------------------------------
                                                                                          AWARDS
                                ---------------------------------------   -----------------------------------------
                                        ANNUAL COMPENSATION(1)             RESTRICTED    SECURITIES
NAME AND                        ---------------------------------------      STOCK       UNDERLYING     LTIP
PRINCIPAL POSITION(S)              YEAR          SALARY        BONUS        AWARD(S)      OPTIONS      PAYOUTS
-------------------------------------------------------------------------------------------------------------------

Michael T. Willis(2)               1997         $450,000      $450,000
  Chief Executive Officer and      1996          350,000       175,000                   187,500
  President                        1995          308,140       150,000

Austin P. Young(3)
  Executive Vice President         1997          310,000       285,296                                    $ 55,021
  Finance and Administration       1996          115,256        60,000      $319,701     105,000

Kenneth R. Johnsen                 1997          217,424       375,000                   125,000
  Executive Vice President
  Metamor Solutions

George W. Fink                     1997          327,750       160,000                    20,000           678,791
  Executive Vice President         1996          285,000       142,500
  COMSYS IT Services               1995           91,833            --                   225,000

Rocco N. Aceto                     1997          279,998       100,000                    30,000
  Executive Vice President         1996          267,000            --                    90,000
  CORESTAFF Services               1995          212,614       460,948


-------------------------------------------------
     (1) Annual Compensation excludes the aggregate value of perquisites as such value is less than either $50,000 or 10% of total annual Salary and Bonus for each Named Officer.
     (2) The Company maintains a split-dollar insurance arrangement with Mr. Willis, pursuant to which Mr. Willis pays the term life portion of the premiums and the remainder is paid by the Company. The $116,495 paid by the Company during 1997 was not compensation to Mr. Willis and therefore the premium is not included in the table above.
     (3) Mr. Young was granted 10,482 shares of restricted stock on August 19, 1996, of which 2,849 vested on March 30, 1997, and the remainder will vest on March 30, 1999. The value of the 10,482 shares at December 31, 1997, based on a closing price of $26.50, was $277,773.

         The following table provides information regarding the grants of stock options during the last fiscal year to the Named Officers. The Company did not grant any stock appreciation rights during the last fiscal year.


                       OPTION GRANTS IN LAST FISCAL YEAR



                                                                                                  POTENTIAL REALIZABLE
                                                                                                     VALUE AT ASSUMED
                                                PERCENTAGE OF                                     ANNUAL RATES OF STOCK
                              NUMBER OF         TOTAL OPTIONS                                     PRICE APPRECIATION FOR
                             SECURITIES          GRANTED TO      EXERCISE OR                    ------------------------
                             UNDERLYING         EMPLOYEES IN      BASE PRICE     EXPIRATION           OPTION TERM
         NAME             OPTIONS GRANTED(1)        1997          PER SHARE         DATE            5%           10%
-------------------       ------------------   -------------    -------------   ------------    ----------    ---------
                                                                                                     (IN THOUSANDS)

Kenneth R. Johnsen              125,000            19.4%           $19.75           5/21/07         $1,553      $3,935
George W. Fink                   20,000             3.1             20.75           3/20/07            261         661
Rocco N. Aceto                   30,000             8.7             20.75           3/20/07            392         992


--------------------------------
     (1) The options vest 20% per year over five years.


     The following table provides information with respect to aggregate option exercises in the last fiscal year and fiscal year-end option values for the Named Officers. The Company did not grant any stock appreciation rights during the last fiscal year.

              AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                         FISCAL YEAR-END OPTION VALUES


                                                              NUMBER OF SECURITIES             VALUE OF UNEXERCISED
                                                             UNDERLYING UNEXERCISED                IN-THE-MONEY
                                                                    OPTIONS AT                       OPTIONS AT
                          SHARES                                 DECEMBER 31, 1997              DECEMBER 31, 1997(2)
                        ACQUIRED ON           VALUE        -----------------------------    -----------------------------
        NAME              EXERCISE          REALIZED(1)    EXERCISABLE     UNEXERCISABLE    EXERCISABLE     UNEXERCISABLE
------------------      ------------       ------------    -----------     -------------    -----------     -------------
                                                                                                  (IN THOUSANDS)

Michael T. Willis            None                 --          37,500         150,000          $   131         $   525
Austin P. Young              None                 --          21,000          84,000               --              --
Kenneth R. Johnsen           None                 --              --         125,000               --             844
George W. Fink             30,000            $678,791        113,800          65,000            2,449           1,083
Rocco N. Aceto               None                 --          18,000         102,000               63             424

---------------------------------
     (1) Computed based on the difference between the exercise price and the sale price.
     (2) Computed based on the difference between the closing price of $26.50 on December 31, 1997, and the exercise price.

EMPLOYMENT AGREEMENTS

         The Company has entered into employment agreements with each of Messrs. Willis, Young, Johnsen, Fink and Aceto (the "Agreements"). The annual base salaries being paid to Messrs. Willis, Young, Johnsen, Fink and Aceto are $450,000, $310,000, $350,000, $327,750 and $280,000, respectively, as of
December 31, 1997, and such Agreements provide for periodic salary increases and bonuses in the discretion of the Company and, in some cases, the Company's achievement of certain performance objectives. The Agreements continue until June 30, 2001, and annually thereafter until terminated by either party thereto. Mr. Aceto resigned as an executive officer on April 1, 1998, and his employment agreement will terminate May 29, 1998. In addition, the Agreements generally provide for severance benefits equal to one year of base salary in the event of termination upon death or total disability or upon non-renewal after the initial term; two years of base salary in the event of termination without cause or constructive termination; and two years of base compensation plus one year of bonus in the event of a change of control. However, each of the executive officers is subject to a two year non-compete covenant following the termination of their employment.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Compensation Committee is currently comprised of Messrs. Schneider, Cotros and Edwards. Mr. Schneider serves as the Chairman of the Committee. None of Messrs. Schneider, Cotros and Edwards have been an employee or officer of the Company or any of its subsidiaries during the year; however, Mr. Edwards was an officer of the Company from May through August of 1995.

TRANSACTIONS WITH MANAGEMENT AND OTHERS

         Mr. Willis owns a fifty percent interest in a firm that provided certain charter aircraft services to the Company in the amount of $119,979 for the year ended December 31, 1997. Messrs. Aceto, Amella, Dameris and Schneider are indebted to the Company in the amounts shown below in connection with the acquisition by each of them of shares of Common Stock pursuant to a Senior Management Agreement and, in the case of Mr. Schneider, a Director Stock Purchase Agreement. The notes relating to these loans are recourse, payable on demand, bear interest at 8% per annum, with interest due only upon payment of principal, and are secured by a pledge of such shares of Common Stock.




                                        ORIGINAL         DATE          OUTSTANDING    NUMBER OF        PRICE
                                        PRINCIPAL         OF             AMOUNT        SHARES           PER
      NAME                               AMOUNT        ISSUANCE        OF NOTE(1)     PURCHASED        SHARE
      ----                              --------     ------------     ------------    ---------     ------------
Rocco N. Aceto ....................     $355,000       April 1995     $ 431,329.86      171,000     $   2.08
Joseph V. Amella ..................      355,000       April 1995       431,329.86      171,000         2.08
Peter T. Dameris ..................       75,000     January 1995        92,868.49      171,000         0.44
Charles R. Schneider ..............        2,250     January 1995         2,786.05        5,130         0.44


--------------------

     (1) Includes accrued interest through December 31, 1997.

SECTION 16(a) REPORTS

         Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who beneficially own more than 10% of the Company's Common Stock ("10% Stockholders"), to file reports of ownership and changes in ownership with the Securities and Exchange Commission. To the knowledge of the Company, all of these filing requirements were satisfied by the Company's directors and officers and the 10% Stockholders.

COMPARATIVE STOCK PERFORMANCE

         As required by applicable rules of the Securities and Exchange Commission, set forth below is a performance graph prepared based upon the following assumptions:

         1. $100 was invested on November 8, 1995 (the date the Common Stock commenced trading on the Nasdaq National Market), in the Company's Common Stock, the Standard & Poor's 500 Stock Index (the "S&P 500 Index") and a peer group, selected in good faith, comprised of Accustaff Incorporated, Interim Services, Inc., Kelly Services, Inc., Manpower, Inc. and Norrell Corp.
                  (the "Peer Group") .

         2.       Dividends are reinvested on the ex-dividend dates.

                           COMPARATIVE TOTAL RETURNS

          METAMOR WORLDWIDE, INC., THE S&P 500 INDEX AND A PEER GROUP (PERFORMANCE RESULTS FROM NOVEMBER 8, 1995 TO DECEMBER 31, 1997)






                                       8-Nov-95       31-Dec-95      31-Dec-96      31-Dec-97
                                      ----------     ----------     ----------     ----------

Metamor                                   100            215            314            351
S&P 500 Index                             100            104            128            171
Peer Group                                100            104            124            137


                             STOCKHOLDER PROPOSALS

         Any proposals of stockholders intended to be presented at the 1999 Annual Meeting of Stockholders must be received by the Company for inclusion in the proxy statement and form of proxy relating to the meeting not later than December 8, 1998. Proponents are requested to submit their proposals by certified mail, return receipt requested. Detailed information for submitting resolutions will be provided upon written request to the Secretary of the Company, 4400 Post Oak Parkway, Suite 1100, Houston, Texas 77027, attention:
Peter T. Dameris, Esq. No stockholder proposals were received for inclusion in this Proxy Statement.

                   AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

         Copies of the Company's Annual Report to Stockholders or its Annual Report on Form 10-K for the fiscal year ended December 31, 1997, as filed with the Securities and Exchange Commission, are available without charge to stockholders upon written request to Investor Relations, Metamor Worldwide, Inc., 4400 Post Oak Parkway, Suite 1100, Houston, Texas 77027.


                                 OTHER MATTERS

         As of the date of this Proxy Statement, the management of the Company has no knowledge of any business to be presented for consideration at the Meeting other than that described above. If any other business should properly come before the Meeting, shares represented by proxies will be voted with respect thereto in accordance with the judgment of the persons named in such proxies.

         The cost of any solicitation of proxies by mail will be borne by the Company. Arrangements may be made with brokerage firms and other custodians, nominees and fiduciaries for the forwarding of material to and solicitation of proxies from the beneficial owners of Common Stock held of record by such persons, and the Company will reimburse such brokerage firms, custodians, nominees and fiduciaries for reasonable out of pocket expenses incurred by them in connection therewith. In addition, the Company has retained American Stock Transfer & Trust Company to perform a proxy search to determine the beneficial owners of the Common Stock as of the Record Date and will pay a fee to such firm of approximately $125 plus reimbursement of expenses.

         The information contained in this Proxy Statement in the sections entitled "Report From the Compensation Committee Regarding Executive Compensation" and "Comparative Stock Performance" shall not be deemed incorporated by reference by any general statement incorporating by reference any information contained in this Proxy Statement into any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), except to the extent that the Company specifically incorporates by reference the information contained in such sections, and shall not otherwise be deemed filed under the Securities Act or the Exchange Act.

                                   APPENDIX A


                             METAMOR WORLDWIDE, INC.
                          EMPLOYEE STOCK PURCHASE PLAN


         1. PURPOSE AND RESTATEMENT. The METAMOR WORLDWIDE, INC. EMPLOYEE STOCK PURCHASE PLAN (the "Plan") is intended to provide an incentive for employees of METAMOR WORLDWIDE, INC. (the "Company") and certain of its subsidiaries to acquire or increase a proprietary interest in the Company through the purchase of shares of the Company's common stock. The Plan as set forth herein constitutes an amendment and restatement of the CORESTAFF, Inc. Employee Stock Purchase Plan as previously adopted by the Company and shall supersede and replace in its entirety such prior plan.


         2.       DEFINITIONS AND CONSTRUCTION.

                  2.1 DEFINITIONS. Where the following words and phrases are used in the Plan, they shall have the respective meanings set forth below, unless the context clearly indicates to the contrary:

         (i)      "BOARD" means the Board of Directors of the Company.

         (ii)     "CODE" means the Internal Revenue Code of 1986, as amended.

         (iii) "COMMITTEE" means a committee appointed from time to time by the Board to administer the Plan as provided in Paragraph 3 and constituted so as to permit the Plan to comply with Rule 16b-3, as currently in effect or as hereafter modified, promulgated under the Securities Exchange Act of 1934, as amended.

         (iv) "COMPANY" means Metamor Worldwide, Inc., a Delaware corporation.

         (v)      "DATE OF EXERCISE" means the last day of each Option Period.

         (vi) "DATE OF GRANT" means July 1, 1998, and, thereafter, the first day of each successive October, January, April and July.

         (vii) "ELIGIBLE COMPENSATION" means regular straight-time earnings or base salary, plus overtime pay, incentive compensation, bonuses, and commissions.

         (viii) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

         (ix) "OPTION PERIOD" means the three-month period beginning on each Date of Grant.

         (x) "OPTION PRICE" shall have the meaning assigned to such term in Paragraph 8(b).

         (xi) "PARTICIPATING COMPANY" means any present or future parent or subsidiary corporation of the Company that participates in the Plan pursuant to Paragraph 4.

         (xii) "PLAN" means this Metamor Worldwide, Inc. Employee Stock Purchase Plan, as amended from time to time.

         (xiii) "RESTRICTION PERIOD" means the period of time, if any, during which shares of Stock acquired by a participant in the Plan may not be sold, assigned, pledged, exchanged, hypothecated, or otherwise transferred, encumbered, or disposed of by such participant as provided in Paragraph 8.4.

         (xiv) "STOCK" means the shares of the Company's common stock, par value $.01 per share.

                  2.2 NUMBER AND GENDER. Wherever appropriate herein, words used in the singular shall be considered to include the plural, and words used in the plural shall be considered to include the singular. The masculine gender, where appearing in the Plan, shall be deemed to include the feminine gender.

                  2.3 HEADINGS. The headings and subheadings in the Plan are included solely for convenience, and, if there is any conflict between such headings or subheadings and the text of the Plan, the text shall control.

                  2.4 SEVERABILITY. If any provision of the Plan shall be held illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining provisions hereof; instead, each provision shall be fully severable, and the Plan shall be construed and enforced as if said illegal or invalid provision had never been included herein.

                  2.5 GOVERNING LAW. All provisions of the Plan shall be construed in accordance with the laws of the state of Texas, except to the extent preempted by federal law.

                  2.6 SECTION 423 OF THE CODE. The Plan is intended to qualify as an "employee stock purchase plan" under section 423 of the Code. The provisions of the Plan shall be construed in a manner consistent with the requirements of that section of the Code.

         3. ADMINISTRATION OF THE PLAN. The Plan shall be administered by the Committee, the members of which shall be appointed from time to time by the Board. Each member of the Committee shall serve for a term commencing on a date specified by the Board and continuing until he dies, resigns, or is removed from office by the Board. Subject to the provisions of the Plan, the Committee shall interpret the Plan and all options granted under the Plan, make such rules as it deems necessary for the proper administration of the Plan, and make all other determinations necessary or advisable for the administration of the Plan. In addition, the Committee shall correct any defect or supply any omission or reconcile any inconsistency in the Plan, or in any option granted under the Plan, in the manner and to the extent that the Committee deems desirable to carry the Plan or any option into effect. The Committee shall, in its sole discretion, make such decisions or determinations and take such actions, and all such decisions, determinations, and actions taken or made by the Committee pursuant to this and the other Paragraphs of the Plan shall be conclusive on all parties. The Committee shall not be liable for any decision, determination, or action taken in good faith in connection with the administration of the Plan. The Committee shall have the authority to delegate routine day-to-day administration of the Plan to such officers and employees of the Company as the Committee deems appropriate.

         4. PARTICIPATING COMPANIES. The Committee may from time to time designate any present or future parent or subsidiary corporation of the Company that is eligible by law to participate in the Plan as a Participating Company by written instrument delivered to the designated Participating Company. Such written instrument shall specify the effective date of such designation and shall become, as to such designated Participating Company and persons in its employment, a part of the Plan. The terms of the Plan may be modified as applied to the Participating Company only to the extent permitted under section 423 of the Code. Transfer of employment among the Company and Participating Companies (and among any other parent or subsidiary corporation of the Company) shall not be considered a termination of employment hereunder. Any Participating Company may, by appropriate action of its Board of Directors, terminate its participation in the Plan. Moreover, the Committee may, in its discretion, terminate a Participating Company's Plan participation at any time.

         5. ELIGIBILITY TO PARTICIPATE. Subject to the provisions hereof, all employees of the Company and the Participating Companies who are employed by the Company or any Participating Company as of a Date of Grant shall be eligible to participate in the Plan. The preceding notwithstanding, no option shall be granted to an employee if such employee, immediately after the option is granted, owns stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of its parent or subsidiary corporations (within the meaning of sections 423(b)(3) and 424(d) of the Code).

         6. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Paragraph 13 hereof, the aggregate number of shares which may be sold pursuant to options granted under the Plan shall not exceed 450,000 shares of the authorized Stock, which shares may be unissued shares or reacquired shares, including shares bought on the market or otherwise for purposes of the Plan. Should any option granted under the Plan expire or terminate prior to its exercise in full, the shares theretofore subject to such option may again be subject to an option granted under the Plan. Any shares that are not subject to outstanding options upon the termination of the Plan shall cease to be subject to the Plan.

         7.       GRANT OF OPTIONS.

                  7.1 IN GENERAL. Following the effective date of the Plan and continuing while the Plan remains in force, the Company shall offer options under the Plan to purchase shares of Stock to all eligible employees who elect to participate in the Plan. Except as otherwise determined by the Committee, these options shall be granted on each Date of Grant. Except as provided in Paragraph 14, the term of each option shall be for three months, which shall begin on the Date of Grant and end on the last day of such three-month period. Subject to Subparagraph 7.4, the number of shares of Stock subject to an option for a participant shall be equal to the quotient of (i) the aggregate payroll deductions withheld on behalf of such participant during the Option Period in accordance with Subparagraph 7.2, divided by (ii) the Option Price of the Stock applicable to the Option Period, including fractions; provided, however, that the maximum number of shares of Stock that may be subject to any option for a participant may not exceed 5,000 (subject to adjustment as provided in Paragraph 13).

                  7.2 ELECTION TO PARTICIPATE; PAYROLL DEDUCTION AUTHORIZATION. Except as provided in Subparagraph 7.6, each eligible employee may elect to participate in the Plan by delivering to the Company, within the time period prescribed by the Committee, a written payroll deduction authorization in a form prepared by the Company, whereby such employee gives notice of his election to participate in the Plan as of the next following Date of Grant, and whereby such employee designates an integral percentage of his Eligible Compensation to be deducted from his compensation for each pay period and paid into the Plan for his account. The designated percentage may not be less than 2% nor exceed 5%. An eligible employee may participate in the Plan only by means of payroll deduction.

                  7.3 CHANGES IN PAYROLL AUTHORIZATION. The payroll deduction authorization referred to in Subparagraph 7.2 may not be changed during the Option Period. However, a participant may withdraw from the Plan as provided in Paragraph 9.

                  7.4 $25,000 LIMITATION. No employee shall be granted any option under the Plan that permits his rights to purchase Stock under the Plan and under all other employee stock purchase plans of the Company and its parent and subsidiary corporations to accrue at a rate which exceeds $25,000 of fair market value of Stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time (within the meaning of section 423(b)(8) of the Code). Any payroll deductions in excess of the amount specified in the foregoing sentence shall be returned to the participant as soon as administratively feasible after the next following Date of Exercise.

                  7.5 LEAVES OF ABSENCE. During a paid leave of absence approved by the Company and meeting the requirements of Treasury Regulation ss. 1.421-7(h)(2), a participant's elected payroll deductions shall continue. A participant may not contribute to the Plan during an unpaid leave of absence. If a participant takes an unpaid leave of absence that is approved by the Company and meets the requirements of Treasury Regulation ss. 1.421-7(h)(2), then such participant's payroll deductions for such Option Period that were made prior to such leave may remain in the Plan and be used to purchase Stock under the Plan on the Date of Exercise relating to such Option Period. If a participant takes a leave of absence that is not described in the first or third sentence of this Subparagraph 7.5, then he shall be considered to have withdrawn from the Plan pursuant to the provisions of Paragraph 9 hereof. Furthermore, notwithstanding the preceding provisions of this Subparagraph 7.5, if a participant takes a leave of absence that is described in the first or third sentence of this Subparagraph 7.5 and such leave of absence exceeds 30 days, then he shall be considered to have withdrawn from the Plan pursuant to the provisions of Paragraph 9 hereof on the 31st day of such leave of absence.

                  7.6 CONTINUING ELECTION. Subject to the limitation set forth in Subparagraph 7.4, a participant (i) who has elected to participate in the Plan pursuant to Subparagraph 7.2 as of a Date of Grant and (ii) who takes no action to change or revoke such election as of the next following Date of Grant and/or as of any subsequent Date of Grant prior to any such respective Date of Grant shall be deemed to have made the same election, including the same attendant payroll deduction authorization, for such next following and/or subsequent Date(s) of Grant as was in effect immediately prior to such respective Date of Grant. Payroll deductions that are limited by Subparagraph 7.4 shall recommence at the rate provided in such participant's payroll deduction authorization at the beginning of the first Option Period that is scheduled to end in the following calendar year, unless the participant changes the amount of his payroll deduction authorization pursuant to Paragraph 7, withdraws from the Plan as provided in Paragraph 9, or is terminated from participation in the Plan as provided in Paragraph 10.

         8.       EXERCISE OF OPTIONS.

                  8.1 GENERAL STATEMENT. Subject to the limitation set forth in Subparagraph 7.4, each participant in the Plan automatically, and without any act on his part, shall be deemed to have exercised his option on each Date of Exercise to the extent of his unused payroll deductions under the Plan and to the extent the issuance of Stock to such participant upon such exercise is lawful.

                  8.2 "OPTION PRICE" DEFINED. The term "Option Price" shall mean the per share price of Stock to be paid by each participant on each exercise of his option, which price shall be equal to 85% of the lesser of (i) the fair market value of the Stock on the Date of Exercise or (ii) the fair market value of the Stock on the Date of Grant. For all purposes under the Plan, the fair market value of a share of Stock on a particular date shall be equal to the closing price of the Stock on the Nasdaq National Market on that date (or, if no shares of Stock have been traded on that date, on the next regular business date on which shares of the Stock are so traded).

                  8.3 DELIVERY OF SHARE CERTIFICATES. As soon as practicable after each Date of Exercise, the Company shall deliver to a custodian selected by the Committee one or more certificates representing (or shall otherwise cause to be credited to the account of such custodian) the total number of whole shares of Stock respecting options exercised on such Date of Exercise in the aggregate (for both whole and fractional shares) of all of the participating employees hereunder. Any remaining amount representing a fractional share shall not be certificated (or otherwise so credited), and such remaining amount shall be paid in cash to the custodian. Such custodian shall keep accurate records of the beneficial interests of each participating employee in such shares by means of participant accounts under the Plan, and shall provide each eligible employee with quarterly or such other periodic statements with respect thereto as may be directed by the Committee. If the Company is required to obtain from any U.S. commission or agency authority to issue any such shares, the Company shall seek to obtain such authority. Inability of the Company to obtain from any commission or agency (whether U.S. or foreign) authority, which counsel for the Company deems necessary for the lawful issuance of any such shares, shall relieve the Company from liability to any participant in the Plan except to return to him the amount of his payroll deductions under the Plan that would have otherwise been used upon exercise of the relevant option.

                  8.4 RESTRICTIONS ON TRANSFER. The Committee may from time to time specify with respect to a particular grant of options a Restriction Period that shall apply to the shares of Stock acquired pursuant to such options. In the event the Committee has specified that a Restriction Period will apply with respect to a particular grant of options, unless another Restriction Period is specified by the Committee, the Restriction Period applicable to shares of Stock acquired pursuant to such grant shall be a period of six months after the Date of Exercise of the options pursuant to which such shares were acquired. Except as hereinafter provided, during the Restriction Period applicable to shares of Stock acquired under the Plan, such shares may not be sold, assigned, pledged, exchanged, hypothecated, or otherwise transferred, encumbered, or disposed of by the participant who has purchased such shares; provided, however, that such Restriction shall not apply to the transfer, exchange, or conversion of such shares of Stock pursuant to a merger, consolidation, or other plan of reorganization of the Company, but the stock, securities, or other property (other than cash) received upon any such transfer, exchange or conversion shall also become subject to the same transfer restrictions applicable to the original shares of Stock, and shall be held by the custodian, pursuant to the provisions hereof. Upon the expiration of such Restriction Period, if any, the transfer restrictions set forth in this Subparagraph 8.4 shall cease to apply and the optionee may, pursuant to procedures established by the Committee and the custodian, direct the sale or distribution of some or all of the whole shares of Stock in his Company stock account that are not then subject to transfer restrictions and, in the event of a sale, request payment of the net proceeds from such sale. Further, upon the termination of the participant's employment with the Company and its parent or subsidiary corporations for any reason whatsoever, the transfer restrictions set forth in this Subparagraph 8.4 shall cease to apply and the custodian shall, upon the request of such participant, deliver to such participant a certificate issued in his name representing (or otherwise credit to an account of such participant) the aggregate whole number of shares of Stock in his Company stock account under the Plan. At the time of distribution of such shares, any fractional share in such Company stock account shall be converted to cash based on the fair market value of the Stock on the date of distribution and such cash shall be paid to the participant. The Committee may cause the Stock issued in connection with the exercise of options under the Plan to bear such legends or other appropriate restrictions, and the Committee may take such other actions, as it deems appropriate in order to reflect the transfer restrictions set forth in this Subparagraph 8.4 and to assure compliance with applicable laws.

         9.       WITHDRAWAL FROM THE PLAN.

                  9.1 GENERAL STATEMENT. Any participant may withdraw in whole from the Plan at any time prior to the Date of Exercise relating to a particular Option Period. Partial withdrawals shall not be permitted. A participant who wishes to withdraw from the Plan must timely deliver to the Company a notice of withdrawal in a form prepared by the Company. The Company, promptly following the time when the notice of withdrawal is delivered, shall refund to the participant the amount of his payroll deductions under the Plan which have not yet been otherwise returned to him or used upon exercise of options, and thereupon, automatically and without any further act on his part, his payroll deduction authorization and his interest in unexercised options under the Plan shall terminate.

                  9.2 ELIGIBILITY FOLLOWING WITHDRAWAL. A participant who withdraws from the Plan shall be eligible to participate again in the Plan upon expiration of the Option Period during which he withdrew (provided that he is otherwise eligible to participate in the Plan at such time in accordance with Paragraph 5 hereof).

         10.      TERMINATION OF EMPLOYMENT AND OF PARTICIPATION.

                  10.1 GENERAL STATEMENT. Except as provided in Subparagraph 10.2, if the employment of a participant terminates for any reason whatsoever, then his participation in the Plan automatically, and without any act on his part, shall terminate as of the date of the termination of his employment. The Company shall promptly refund to him the amount of his payroll deductions under the Plan which have not yet been otherwise returned to him or used upon exercise of options, and thereupon his interest in unexercised options under the Plan shall terminate.

                  10.2 TERMINATION BY RETIREMENT, DEATH, OR DISABILITY. If the employment of a participant terminates after such participant has attained age 65 or due to such participant's death or permanent and total disability (within the meaning of section 22(e)(3) of the Code), then such participant, or such participant's personal representative, as applicable, shall have the right to elect either to:

                       (i) Withdraw all of such participant's accumulated unused
                  payroll deductions under the Plan; or

                       (ii) Exercise such participant's option for the purchase
                  of Stock on the last day of the Option Period during which termination of employment occurs for the purchase of the number of full shares of Stock that the accumulated payroll deductions at the date of such participant's termination of employment will purchase at the applicable Option Price (subject to Subparagraph 7.4), with any excess payroll deduction amounts to be returned to such participant or such personal representative.

The participant or, if applicable, such personal representative, must make such election by giving written notice to the Committee at such time and in such manner as the Committee prescribes. In the event that no such written notice of election is timely received by the Committee, the participant or personal representative will automatically be deemed to have elected as set forth in Clause (ii) above, and promptly after the exercise so described in Clause (ii) above, all shares of Stock in such participant's account under the Plan shall be distributed to the participant or such personal representative.

         11. RESTRICTION UPON ASSIGNMENT OF OPTION. An option granted under the Plan shall not be transferable otherwise than by will or the laws of descent and distribution. Each option shall be exercisable, during his lifetime, only by the employee to whom granted. The Company shall not recognize, and shall be under no duty to recognize, any assignment or purported assignment by an employee of his option or of any rights under his option or under the Plan.

         12. NO RIGHTS OF STOCKHOLDER UNTIL EXERCISE OF OPTION. With respect to shares of Stock subject to an option, an optionee shall not be deemed to be a stockholder, and he shall not have any of the rights or privileges of a stockholder, until such option has been exercised. With respect to an individual's Stock held by the custodian pursuant to Subparagraph 8.4, the custodian shall, as soon as practicable, pay the individual any cash dividends attributable thereto and shall, in accordance with procedures adopted by the custodian, facilitate the individual's voting rights attributable thereto.

         13. ADJUSTMENTS. Whenever any change is made in the Stock, by reason of a stock dividend or by reason of subdivision, stock split, reverse stock split, recapitalization, reorganization, combination, reclassification of shares, or other similar change, appropriate action will be taken by the Committee to adjust accordingly the number of shares subject to the Plan, the maximum number of shares that may be subject to any option, and the number and Option Price of shares subject to options outstanding under the Plan.

         14. MERGER, CONSOLIDATION, OR LIQUIDATION OF COMPANY. If the Company shall not be the surviving corporation in any merger or consolidation (or survives only as a subsidiary of another entity), or if the Company is to be dissolved or liquidated, then, unless a surviving corporation assumes or substitutes new options (within the meaning of section 424(a) of the Code) for all options then outstanding, (i) the Date of Exercise for all options then outstanding shall be accelerated to a date fixed by the Committee prior to the effective date of such merger or consolidation or such dissolution or liquidation and (ii) upon such effective date, any unexercised options shall expire, and the Company promptly shall refund to each participant the amount of such participant's payroll deductions under the Plan that have not yet been returned to him or used upon exercise of options.

         15. USE OF FUNDS; NO INTEREST PAID. All funds received or held by the Company under the Plan shall be included in the general funds of the Company, free of any trust or other restriction, and may be used for any corporate purpose. No interest shall be paid to any participant.

         16. EFFECTIVE DATE AND TERM OF THE PLAN. The Plan shall be effective on April 1,1998, provided the Plan is approved by the stockholders of the Company within twelve months of such date. Notwithstanding any provision in the Plan, no option granted under the Plan shall be exercisable prior to such stockholder approval, and, if the stockholders of the Company do not approve the Plan by the Date of Exercise of the first option granted hereunder, then this amendment and restatement will have no force and effect. Except with respect to options then outstanding, if not sooner terminated under the provisions of Paragraph 17, the Plan shall terminate upon, and no further payroll deductions shall be made and no further options shall be granted after June 30, 2008.

         17. AMENDMENT OR TERMINATION OF THE PLAN. The Board in its discretion may terminate the Plan at any time with respect to any Stock for which options have not theretofore been granted. The Board and the Committee shall each have the right to alter or amend the Plan or any part thereof from time to time; provided, however, that no change in any option theretofore granted may be made that would impair the rights of the optionee without the consent of such optionee.

         18. SECURITIES LAWS. The Company shall not be obligated to issue any Stock pursuant to any option granted under the Plan at any time when the offer, issuance, or sale of shares covered by such option has not been registered under the Securities Act of 1933, as amended, or does not comply with such other state, federal, or foreign laws, rules, or regulations, or the requirements of any stock exchange upon which the Stock may then be listed, as the Company or the Committee deems applicable and, in the opinion of legal counsel for the Company, there is no exemption from the requirements of such laws, rules, regulations, or requirements available for the offer, issuance, and sale of such shares. Furthermore, all Stock acquired pursuant to the Plan shall be subject to the Company's policies concerning compliance with securities laws and regulations, as such policies may be amended from time to time. The terms and conditions of options granted hereunder to, and the purchase of shares by, persons subject to section 16 of the Exchange Act shall comply with any applicable provisions of Rule 16b-3. As to such persons, the Plan shall be deemed to contain, and such options shall contain, and the shares issued upon exercise thereof shall be subject to, such additional conditions and restrictions as may be required from time to time by Rule 16b-3 to qualify for the maximum exemption from section 16 of the Exchange Act with respect to Plan transactions.

         19. NO RESTRICTION ON CORPORATE ACTION. Nothing contained in the Plan shall be construed to prevent the Company or any subsidiary from taking any corporate action that is deemed by the Company or such subsidiary to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any option granted under the Plan. No employee, beneficiary, or other person shall have any claim against the Company or any subsidiary as a result of any such action.

         20.      MISCELLANEOUS PROVISIONS.

                  20.1 PARENT AND SUBSIDIARY CORPORATIONS. For all purposes of the Plan, a corporation shall be considered to be a parent or subsidiary corporation of the Company only if such corporation is a parent or subsidiary corporation of the Company within the meaning of sections 424(e) and 424(f) of the Code.

                  20.2 NOT A CONTRACT OF EMPLOYMENT. The adoption and maintenance of the Plan shall not be deemed to be a contract between the Company or any Participating Company and any person or to be consideration for the employment of any person. Participation in the Plan at any given time shall not be deemed to create the right to participate in the Plan or in any other arrangement permitting an employee of the Company or any Participating Company to purchase Stock at a discount in the future. The rights and obligations under any participant's terms of employment with the Company or any Participating Company shall not be affected by participation in the Plan. Nothing herein contained shall be deemed to give any person the right to be retained in the employ of the Company or any Participating Company or to restrict the right of the Company or any Participating Company to discharge any person at any time, nor shall the Plan be deemed to give the Company or any Participating Company the right to require any person to remain in the employ of the Company or such Participating Company or to restrict any person's right to terminate his employment at any time. The Plan shall not afford any participant any additional right to compensation as a result of the termination of such participant's employment for any reason whatsoever.

                  20.3 COMPLIANCE WITH APPLICABLE LAWS. The Company's obligation to offer, issue, sell, or deliver Stock under the Plan is at all times subject to all approvals of and compliance with any governmental authorities (whether domestic or foreign) required in connection with the authorization, offer, issuance, sale, or delivery of Stock as well as all federal, state, local, and foreign laws. Without limiting the scope of the preceding sentence, and notwithstanding any other provision in the Plan, the Company shall not be obligated to grant options or to offer, issue, sell, or deliver Stock under the Plan to any employee who is a citizen or resident of a jurisdiction the laws of which, for reasons of its public policy, prohibit the Company from taking any such action with respect to such employee.

                                   APPENDIX B


                             METAMOR WORLDWIDE, INC.
                            LONG-TERM INCENTIVE PLAN


         1.       PURPOSE OF THE PLAN.

                  This Metamor Worldwide, Inc. Long-Term Incentive Plan hereby amends and restates the CORESTAFF, Inc. 1995 Long-Term Incentive Plan (the "Plan") and is intended to promote the interests of Metamor Worldwide, Inc. (formerly CORESTAFF, Inc.), a Delaware corporation (the "Company"), by encouraging employees of the Company, its subsidiaries and affiliated entities, qualified consultants and non-employee directors of the Company to acquire or increase their equity interest in the Company and to provide a means whereby these persons may develop a sense of proprietorship and personal involvement in the development and financial success of the Company, and to encourage them to remain with and devote their best efforts to the business of the Company thereby advancing the interests of the Company and its stockholders. The Plan is also contemplated to enhance the ability of the Company, its subsidiaries and affiliated entities to attract and retain the services of individuals who are essential for the growth and profitability of the Company.

         2.       DEFINITIONS.

                  As used in the Plan, the following terms shall have the meanings set forth below:

                  "Affiliate" shall mean (i) any entity that, directly or through one or more intermediaries, is controlled by the Company, and
         (ii) any entity in which the Company has a significant equity interest, as determined by the Committee.

                  "Award" shall mean any Option, Stock Appreciation Right, Restricted Stock, Performance Award, Phantom Shares, Bonus Shares or Cash Award.

                  "Award Agreement" shall mean any written agreement, contract, or other instrument or document evidencing any Award, which may, but need not, be executed or acknowledged by a participant.

                  "Board" shall mean the Board of Directors of the Company.

                  "Bonus Shares" shall mean an award of Shares granted pursuant to Section 6.5 of the Plan.

                  "Cash Award" shall mean an award payable in cash granted pursuant to Section 6.7 of the Plan.

                  "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations thereunder.

                  "Committee" shall mean a committee appointed from time to time by the Board to administer the Plan as provided in Paragraph 3 and constituted so as to permit the Plan to comply with Rule 16b-3, as currently in effect or as hereafter modified, promulgated under the Securities Exchange Act of 1934, as amended.

                  "Employee" shall mean any employee of the Company or an Affiliate.

                  "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                  "Fair Market Value" shall mean, with respect to Shares on any day, the closing price of a Share on such day as reported on the Nasdaq National Market, or if the Shares are not listed on the Nasdaq National Market, on the principal United States securities exchange registered under the Exchange Act on which such stock is listed.

                  "Incentive Stock Option" or "ISO" shall mean an option granted under Section 6.1 of the Plan that is intended to qualify as an "incentive stock option" under Section 422 of the Code or any successor provision thereto.

                  "Non-employee Director" shall mean a director of the Company who is not otherwise an employee of the Company or any Affiliate.

                  "Non-Qualified Stock Option" or "NQO" shall mean an option granted under Sections 6.1 or 6.8 of the Plan that is not intended to be an Incentive Stock Option.

                  "Option" shall mean an Incentive Stock Option or a Non-Qualified Stock Option.

                  "Participant" shall mean any individual granted an Award under the Plan.

                  "Performance Award" shall mean any right granted under Section
         6.4 of the Plan.

                  "Person" shall mean individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, government or political subdivision thereof or other entity.

                  "Phantom Shares" shall mean an Award of the right to receive Shares or cash or a combination thereof issued at the end of a Restricted Period which is granted pursuant to Section 6.6 of the Plan.

                  "Qualified Consultant" shall mean those certain individuals providing consulting services to the corporate executive office of the Company and designated by the Committee.

                  "Restricted Period" shall mean the period established by the Committee with respect to an Award during which the Award either remains subject to forfeiture or is not exercisable by the Participant.

                  "Restricted Stock" shall mean any Share, prior to the lapse of restrictions thereon, granted under Section 6.3 of the Plan.

                  "Rule 16b-3" shall mean Rule 16b-3 promulgated by the SEC under the Exchange Act, or any successor rule or regulation thereto as in effect from time to time.

                  "SEC" shall mean the Securities and Exchange Commission, or any successor thereto.

                  "Shares" or "Common Shares" or "Common Stock" shall mean the common stock of the Company, $0.01 par value, and such other securities or property as may become the subject of Awards of the Plan.

                  "Stock Appreciation Right" or "Right" shall mean any right to receive the appreciation of Shares granted under Section 6.2 of the Plan.

                  "Substitute Award" shall mean Awards granted in assumption of, or in substitution for, outstanding awards previously granted by (i) a company acquired by the Company or one or more of its Affiliates, or
         (ii) a company with which the Company or one or more of its Affiliates combines.

         3.       ADMINISTRATION.

                  The Plan shall be administered by the Committee, which Committee shall consist of at least two members. All members of the Committee shall be Non-employee Directors within the meaning of Rule 16b-3, which has been adopted by the SEC under the Exchange Act or such Rule or its equivalent as then in effect, and "outside directors" as defined in Section 162(m) of the Code and regulations promulgated thereunder. A majority of the Committee shall constitute a quorum, and the acts of the members of the Committee who are present at any meeting thereof at which a quorum is present, or acts unanimously approved by the members of the Committee in writing, shall be the acts of the Committee. Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full power and authority to: (i) designate Participants;
(ii) determine the type or types of Awards to be granted to an eligible Employee; (iii) determine the number of Shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances, cash, Shares, other securities, other Awards, other property, and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the holder thereof or of the Committee; (vii) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan;
(viii) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (ix) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all Persons, including the Company, and any Affiliate, any Participant, any holder or beneficiary of any Award, any stockholder, any Qualified Consultant and any Employee.

         4.       SHARES AVAILABLE FOR AWARDS.

                  4.1 SHARES AVAILABLE. Subject to adjustment as provided in Section 4.3, the number of Shares with respect to which Awards may be granted under the Plan shall be 5,000,000. If, after the effective date of the Plan, any Shares covered by an Award granted under the Plan, or to which such an Award relates, are forfeited, or if an Award otherwise terminates or is canceled without the delivery of Shares or of other consideration, then the Shares covered by such Award, or to which such Award relates, or the number of Shares otherwise counted against the aggregate number of Shares with respect to which Awards may be granted, to the extent of any such forfeiture, termination or cancellation, shall again be, or shall become, to the extent permissible under Rule 16b-3, Shares with respect to which Awards may be granted.

                  4.2 SOURCES OF SHARES DELIVERABLE UNDER AWARDS. Any Shares delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued Shares or of treasury Shares.

                  4.3 ADJUSTMENTS. In the event that the Committee determines that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or property) with respect to which Awards may be granted,
         (ii) the number and type of Shares (or other securities or property) subject to outstanding Awards, and (iii) the grant or exercise price with respect to any Award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding award; provided, in each case, that with respect to Awards of Incentive Stock Options and Awards intended to qualify as performance-based compensation under Section 162(m)(4)(C) of the Code, no such adjustment shall be authorized to the extent that such authority would cause the Plan to violate Section 422(b)(1) of the Code or would cause such Award to fail to so qualify under Section 162(m) of the Code, as the case may be, or any successor provisions thereto; and provided further, that the number of Shares subject to any Award denominated in Shares shall always be a whole number.

         5.       ELIGIBILITY.

                  Other than Awards granted to Non-employee Directors pursuant to Section 6.8 of the Plan, any Employee shall be eligible to be designated a Participant. However, no Employee may receive Options and/or Stock Appreciation Rights during the term of the Plan that, in the aggregate, are with respect to more than 33-1/3% of all Shares that may be made subject to Awards under the Plan.

         6.       AWARDS.

                  6.1 OPTIONS. Subject to the provisions of the Plan, the Committee shall have the authority to determine the Employees and Qualified Consultants to whom Options shall be granted, the number of Shares to be covered by each Option, the purchase price therefor and the conditions and limitations applicable to the exercise of the Option, including the following terms and conditions and such additional terms and conditions, as the Committee shall determine, that are not inconsistent with the provisions of the Plan.

                  (i) Exercise Price. The purchase price per Share purchasable under an Option shall be determined by the Committee at the time each Option is granted.

                  (ii) Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, and the method or methods by which, and the form or forms (which may include, without limitation, cash, Shares, outstanding Awards, Shares that would otherwise be acquired upon exercise of the Option, other securities or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price) in which payment of the exercise price with respect hereto may be made or deemed to have been made.

                  (iii) Incentive Stock Options. The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code, or any successor provision, and any regulations promulgated thereunder. Incentive Stock Options may be granted only to employees of the Company and its subsidiaries, within the meaning of Section 424(f) of the Code.

                  6.2 STOCK APPRECIATION RIGHTS. Subject to the provisions of the Plan, the Committee shall have the authority to determine the Employees and Qualified Consultants to whom Stock Appreciation Rights shall be granted, the number of Shares to be covered by each Stock Appreciation Right Award, the grant price thereof and the conditions and limitations applicable to the exercise thereof. A Stock Appreciation Right may be granted in tandem with another Award, in addition to another Award, or freestanding and unrelated to another Award. A Stock Appreciation Right granted in tandem with or in addition to another Award may be granted either at the same time as such other Award or at a later time.

                  (i) Grant Price. The grant price of a Stock Appreciation Right shall be determined by the Committee on the date of grant.

                  (ii) Other Terms and Conditions. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine, at or after the grant of a Stock Appreciation Right, the term, methods of exercise, methods of settlement, and any other terms and conditions of any Stock Appreciation Right. Any such determination by the Committee may be changed by the Committee from time to time and may govern the exercise of Stock Appreciation Rights granted or exercised prior to such determination as well as Stock Appreciation Rights granted or exercised thereafter. The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it shall deem appropriate.

                  6.3 RESTRICTED STOCK. Subject to the provisions of the Plan, the Committee shall have the authority to determine the Employees and Qualified Consultants to whom Restricted Stock shall be granted, the number of Shares of Restricted Stock to be granted to each such Participant, the duration of the Restricted Period during which, and the conditions, including the performance criteria, if any, under which, the Restricted Stock may be forfeited to the Company, and the other terms and conditions of such Awards.

                  (i) Dividends. Dividends paid on Restricted Stock may be paid directly to the Participant, may be subject to risk of forfeiture and/or transfer restrictions during any period established by the Committee or sequestered and held in a bookkeeping cash account (with or without interest) or reinvested on an immediate or deferred basis in additional shares of Common Stock, which credit or shares may be subject to the same restrictions as the underlying Award or such other restrictions, all as determined by the Committee in its discretion.

                  (ii) Registration. Any Restricted Stock may be evidenced in such manner as the Committee shall deem appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates. In the event any stock certificate is issued in respect of Restricted Stock granted under the Plan, such certificate shall be registered in the name of the Participant and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock.

                  (iii) Forfeiture and Restrictions Lapse. Except as otherwise determined by the Committee or the terms of the Award that granted the Restricted Stock, upon termination of a Participant's employment (as determined under criteria established by the Committee) for any reason during the applicable Restricted Period, all Restricted Stock shall be forfeited by the Participant and re-acquired by the Company. The Committee may, when it finds that a waiver would be in the best interests of the Company and not cause such Award, if it is intended to qualify as performance-based compensation under Section 162(m) of the Code, to fail to so qualify under Section 162(m) of the Code, waive in whole or in part any or all remaining restrictions with respect to such Participant's Restricted Stock. Unrestricted Shares, evidenced in such manner as the Committee shall deem appropriate, shall be issued to the holder of Restricted Stock promptly after the applicable restrictions have lapsed or otherwise been satisfied.

                  (iv) Transfer Restrictions. During the Restricted Period, Restricted Stock will be subject to the limitations on transfer as provided in Section 6.9(iii).

                  6.4 PERFORMANCE AWARDS. The Committee shall have the authority to determine the Employees and Qualified Consultants who shall receive a Performance Award, which shall be denominated as an amount of cash or Shares at the time of grant and confer on the Participant the right to receive payment of such Award, in whole or in part, upon the achievement of such performance goals during such performance periods as the Committee shall establish with respect to the Award.

                  (i) Terms and Conditions. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award and the amount of any payment or transfer to be made pursuant to any Performance Award.

                  (ii) Payment of Performance Awards. Performance Awards may be paid (in cash and/or in Shares, in the sole discretion of the Committee) in a lump sum or in installments following the close of the performance period, in accordance with procedures established by the Committee with respect to such Award.

                  6.5 BONUS SHARES. The Committee shall have the authority, in its discretion, to grant Bonus Shares to eligible Employees and Qualified Consultants. Each Bonus Share shall constitute a transfer of an unrestricted Share to the Participant, without other payment therefor, as additional compensation for the Participant's services to the Company.

                  6.6 PHANTOM SHARES. The Committee shall have the authority to grant Awards of Phantom Shares to eligible Employees and Qualified Consultants upon such terms and conditions as the Committee may determine.

                  (i) Terms and Conditions. Each Phantom Share Award shall constitute an agreement by the Company to issue or transfer a specified number of Shares or pay an amount of cash equal to the value of a specified number of Shares, or a combination thereof to the Participant in the future, subject to the fulfillment during the Restricted Period of such conditions, including performance objectives, if any, as the Committee may specify at the date of grant. During the Restricted Period, the Participant shall not have any rights of ownership in the Phantom Shares and shall not have any right to vote such shares.

                  (ii) Dividends. Any Phantom Share Award may provide that any or all dividends or other distributions paid on Shares during the Restricted Period be credited in a cash bookkeeping account (without interest) or that equivalent additional Phantom Shares be awarded, which account or shares may be subject to the same restrictions as the underlying Award or such other restrictions as the Committee may determine.

                  6.7 CASH AWARDS. The Committee shall have the authority to determine the Employees and Qualified Consultants to whom Cash Awards shall be granted, the amount, and the terms or conditions, if any, as additional compensation for the Employee's and Qualified Consultant's services to the Company or its Affiliates. A Cash Award may be granted (simultaneously or subsequently) separately or in tandem with another Award and may entitle a Participant to receive a specified amount of cash from the Company upon such other Award becoming taxable to the Participant, which cash amount may be based on a formula relating to the anticipated taxable income associated with such other Award and the payment of the Cash Award.

                  6.8 GRANTING OF OPTIONS TO NON-EMPLOYEE DIRECTORS. Each Non-employee Director who serves in such capacity on the effective date of the Plan shall receive, as of such date and without the exercise of the discretion of any person or persons, a Non-Qualified Stock Option exercisable for 1,000 Shares. Each Non-employee Director who is elected or appointed to the Board for the first time after the effective date of the Plan shall receive, as of the date of his or her election or appointment and without the exercise of the discretion of any person or persons, a Non-Qualified Stock Option exercisable for 1,000 Shares (subject to adjustment in the same manner as provided in Section 7 hereof with respect to Shares subject to Options then outstanding). As of the date of the annual meeting of the stockholders of the Company in each year that the Plan is in effect, each Non-employee Director who is in office immediately after such meeting and who is not then entitled to receive an Option pursuant to the preceding provisions of this
         Section 6.8 shall receive, without the exercise of the discretion of any person or persons, a Non-Qualified Stock Option exercisable for 1,000 Shares (subject to adjustment in the same manner as provided in Section 7 hereof with respect to shares of Stock subject to Options then outstanding).

         The following provisions are applicable to Options granted pursuant to this Section 6.8:

                  (i) Subject to the following provisions, an Option granted pursuant to Section 6.8 shall become exercisable for 33-1/3% of the Shares covered thereby on the first anniversary of the date of grant, and thereafter, for an additional 33-1/3% of the Shares covered thereby on each of the second and third anniversaries of the grant thereof.

                  (ii) The purchase price of a Share covered under an Option granted under this Section 6.8 shall be the Fair Market Value of a Share on the date of grant.

                  (iii) To the extent that the right to exercise an Option has accrued and is in effect, the Option may be exercised in full at one time or in part from time to time by giving written notice, signed by the optionee exercising the Option, to the Company, stating the number of Shares with respect to which the Option is being exercised, accompanied by payment in full for such Shares, which payment may be in whole or in part in Shares of the Company already owned by said optionee, valued at Fair Market Value; provided, however, that (i) no Option shall be exercisable after ten (10) years from the date on which it was granted, and (ii) there shall be no such exercise at any one time for fewer than one hundred (100) Shares or for all of the remaining Shares then purchasable by the optionee exercising the Option, if fewer than one hundred (100) Shares.

                  (iv) Each Option shall expire ten (10) years from the date of grant thereof, subject to earlier termination as follows: Options, to the extent exercisable as of the date a Non-employee Director optionee ceases to serve as a director of the Company, must be exercised within three (3) months of such date unless such event results from death, disability or retirement, in which case all outstanding Options held by such Non-employee Director may be exercised in full by the optionee, the optionee's legal representative, heir or devisee, as the case may be, within two (2) years from the date of death, disability or retirement; provided, however, that no such event shall extend the normal expiration date of such Options. Options not exercisable on termination as provided above shall be automatically canceled on termination.

                  (v) Upon exercise of the Option, delivery of a certificate for fully paid and nonassessable Shares shall be made at the corporate office of the Company to the optionee exercising the Option either at such time during ordinary business hours after fifteen
         (15) days but not more than thirty (30) days from the date of receipt of the notice by the Company as shall be designated in such notice, or at such time, place and manner as may be agreed upon by the Company and the optionee exercising this Option.

                  (vi) In the event that the number of Shares available for grants under the Plan is insufficient to make all grants provided for in this Section 6.8 hereby made on the applicable date, then all Non-employee Directors who are entitled to a grant on such date shall share ratably in the number of Shares then available for grant under the Plan and shall have no right to receive a grant with respect to the deficiencies in the number of available Shares and the grants under this Section 6.8 shall terminate.

                  6.9      GENERAL.

                  (i) Awards May be Granted Separately or Together. Awards to Employees and Qualified Consultants may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution for any other Award granted under the Plan or any award granted under any other plan of the Company or any Affiliate. Awards granted in addition to or in tandem with other Awards or awards granted under any other plan of the Company or any Affiliate may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

                  (ii) Forms of Payment by Company Under Awards. Subject to the terms of the Plan and of any applicable Award Agreement, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise or payment of an Award may be made in such form or forms as the Committee shall determine, including, without limitation, cash, Shares, other securities, other

         Awards or other property, or any combination thereof, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments.

                  (iii) Limits on Transfer of Awards. Each Award, and each right under any Award, shall be exercisable during the Participant's lifetime only by the Participant, or, if permissible under applicable law, by the Participant's guardian or legal representative or by a transferee receiving such Award pursuant to a qualified domestic relations order (a "QDRO") as determined by the Committee. No Award and no right under any such Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant otherwise than by will or by the laws of descent and distribution (or, in the case of Restricted Stock, to the Company) or pursuant to a QDRO and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Affiliate. Notwithstanding the foregoing, to the extent approved by the Committee, an Award may be transferred to immediate family members.

                  (iv) Term of Awards. The term of each Award (other than pursuant to Section 6.8) shall be for such period as may be determined by the Committee; provided, that in no event shall the term of any Award exceed a period of ten (10) years from the date of its grant.

                  (v) Share Certificates. All certificates for Shares or other securities of the Company or any Affiliate delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations and other requirements of the SEC, any stock exchange upon which such Shares or other securities are then listed, and any applicable Federal or state laws, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

                  (vi) Consideration for Grants. Awards may be granted for no cash consideration or for such consideration as the Committee determines including, without limitation, such minimal cash consideration as may be required by applicable law.

                  (vii) Delivery of Shares or other Securities and Payment by Participant of Consideration. No Shares or other securities shall be delivered pursuant to any Award until payment in full of any amount required to be paid pursuant to the Plan or the applicable Award Agreement is received by the Company. Such payment may be made by such method or methods and in such form or forms as the Committee shall determine, including, without limitation, cash, Shares, other securities, other Awards or other property, withholding of Shares, cashless exercise with simultaneous sale, or any combination thereof; provided that the combined value, as determined by the Committee, of all cash and cash equivalents and the Fair Market Value of any such Shares or other property so tendered to the Company, as of the date of such tender, is at least equal to the full amount required to be paid pursuant to the Plan or the applicable Award Agreement to the Company.

                  (viii)   Performance Criteria and Payment Limits.
         The Committee shall establish performance goals applicable to those Awards (other than Options and Rights) the payment of which is intended by the Committee to qualify as "performance-based compensation" as described in Section 162(m)(4)(C) of the Code. The Committee shall establish the performance goals prior to the earlier to occur of (i) 90 days after the commencement of the period of service to which the performance goal relates and (ii) the lapse of 25% of the period of service (as scheduled in good faith at the time the goal is established), and in any event while the outcome of the performance goal is substantially uncertain. Until changed by the Committee, the performance goals shall be based upon the attainment of such target levels of net income, cash flows, acquisitions, total capitalization, total or comparative shareholder return, assets, costs reductions and savings, return on equity, profit margin or sales, and/or earnings per share as may be specified by the Committee. Which factor or factors to be used with respect to any grant, and the weight to be accorded thereto if more than one factor is used, shall be determined by the Committee at the time of grant. The maximum amount of compensation that may be paid to any Participant with respect to any single Performance Award or Cash Award in any calendar year shall be $1.5 million. With respect to any Restricted Stock Award, Phantom Stock Award, or Cash Award granted in tandem with, and expressed as a percentage of, a Share-denominated Award, which is intended to qualify as "performance-based compensation", the maximum payment to any Participant with respect to such Award in any calendar year shall be an amount (in cash and/or in Shares) equal to the Fair Market Value of the number of Shares subject to such Award.

         7.       AMENDMENT AND TERMINATION.

                  Except to the extent prohibited by applicable law and unless otherwise expressly provided in an Award Agreement or in the Plan:

                  7.1 AMENDMENTS TO THE PLAN. The Board may amend, alter, suspend, discontinue, or terminate the Plan without the consent of any shareholder, Participant, other holder or beneficiary of an Award, or other Person.

                  7.2 AMENDMENTS TO AWARDS. The Committee may waive any conditions or rights under, amend any terms of, or alter any Award theretofore granted (other than Awards granted under Section 6.8, provided no change, other than pursuant to Section 7.3, in any Award shall reduce the benefit to Participant without the consent of such Participant. Notwithstanding the foregoing, with respect to any Award intended to qualify as performance-based compensation under Section 162(m) of the Code, no adjustment shall be authorized to the extent such adjustment would cause the Award to fail to so qualify.

                  7.3 ADJUSTMENT OF AWARDS UPON THE OCCURRENCE OF CERTAIN UNUSUAL OR NONRECURRING EVENTS. The Committee is hereby authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards, in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.3 of the Plan) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan. Notwithstanding the foregoing, with respect to any Award intended to qualify as performance-based compensation under Section 162(m) of the Code, no adjustment shall be authorized to the extent such adjustment would cause the Award to fail to so qualify. The Committee is hereby further authorized to amend the terms and conditions of, and the criteria in, Section 8 of the Plan for any Award (including, without limitation, the terms and conditions for the vesting of Awards and a Change of Control) in order to continue to enhance the ability of the Company to attract and retain the services of individuals who are essential for growth and profitability of the Company.

         8.       CHANGE IN CONTROL.

                  Notwithstanding any other provision of this Plan to the contrary, in the event of a Change in Control of the Company, all outstanding Awards granted more than six (6) months prior to the date of the Change in Control automatically shall become fully vested on such Change in Control, all restrictions, if any, with respect to such Awards shall lapse, and all performance criteria, if any, with respect to such Awards shall be deemed to have been met in full. For purposes of this Plan, a "Change in Control" shall be deemed to occur:

                  (i) if any person, other than Golder, Thoma & Cressey Fund III Limited Partnership, Michael T. Willis, or their affiliates (as such term is used in sections 13(d) and 14(d)(2) of the Exchange
         Act), is or becomes the "beneficial owner" (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing twenty-five percent (25%) or more of the combined voting power of the Company's then outstanding securities,

                  (ii) upon the first purchase of the Company's Common Stock pursuant to a tender or exchange offer (other than a tender or exchange offer made by the Company which is supported by the Board),

                  (iii) upon the approval by the Company's stockholders (which stockholder approval does not include Golder, Thoma & Cressey Fund III Limited Partnership and Michael T. Willis) of a merger or consolidation, a sale or disposition of all or substantially all of the Company's assets or a plan of liquidation or dissolution of the Company, or

                  (iv) if, during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election or nomination for the election by the Company's stockholders of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period.

         9.       GENERAL PROVISIONS.

                  9.1 NO RIGHTS TO AWARDS. No Employee, Qualified Consultant, Participant or other Person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Employees, Qualified Consultants, Participants, or holders or beneficiaries of Awards. The terms and conditions of Awards need not be the same with respect to each recipient.

                  9.2 WITHHOLDING. The Company or any Affiliate is authorized to withhold from any Award, from any payment due or transfer made under any Award or under the Plan or from any compensation or other amount owing to a Participant the amount (in cash, Shares, other securities, Shares that would otherwise be issued pursuant to such Award, other Awards or other property) of any applicable taxes payable in respect of an Award, its exercise, the lapse of restrictions thereon, or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes. With respect to any Person who is an "insider" for purposes of Section 16(b) of the Exchange Act, the Company may provide for automatic withholding from any Award payable in Shares the appropriate number of Shares required to satisfy the Company's withholding obligations, except to the extent the Award has a tandem Cash Award, in which event withholding shall be made first from such Cash Award.

                  9.3 NO RIGHT TO EMPLOYMENT. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Affiliate. Further, the Company or an Affiliate may at any time dismiss a Participant from employment, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.

                  9.4 GOVERNING LAW. The validity, construction and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of Delaware and applicable Federal law.

                  9.5 SEVERABILITY. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

                  9.6 OTHER LAWS. The Committee may refuse to issue or transfer any Shares or other consideration under an Award if, acting in its sole discretion, it determines that the issuance or transfer of such Shares or such other consideration might violate any applicable law or regulation or entitle the Company to recover the same under
         Section 16(b) of the Exchange Act, and any payment tendered to the Company by a Participant, other holder or beneficiary in connection with the exercise of such Award shall be promptly refunded to the relevant Participant, holder or beneficiary.

                  9.7 NO TRUST OR FUND CREATED. Neither the Plan nor the Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any general unsecured creditor of the Company or any Affiliate.

                  9.8 NO FRACTIONAL SHARES. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated, or otherwise eliminated.

                  9.9 HEADINGS. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provisions thereof.

                  9.10 RULE 16b-3 COMPLIANCE. It is intended that the Plan and any grant of an Award made to a person subject to Section 16 of the Exchange Act meet all of the requirements of Rule 16b-3 so that any transaction under the Plan involving a grant, Award or other acquisition from the Company or disposition to the Company is exempt from Section 16(b) of the 1934 Act. If any provision of the Plan or any such Award would result in any such transaction not being exempt from
         Section 16(b) of the Exchange Act, such provision or Award shall be construed or deemed amended so that such transaction will be exempt from Section 16(b) of the Exchange Act.

                  9.11 SECTION 162(m). It is intended that the Plan comply fully with and meet all the requirements of Section 162(m) of the Code so that all Awards hereunder and, if determined by the Committee, Restricted Stock Awards, shall constitute "performance based" compensation within the meaning of such section. If any provision of the Plan would disqualify the Plan or would not otherwise permit the Plan to comply with Section 162(m) as so intended, such provision shall be construed or deemed amended to conform to the requirements or provisions of Section 162(m); provided that no such construction or amendment shall have an adverse effect on the economic value to a Participant of any Award previously granted hereunder.

         10.      EFFECTIVE DATE OF THE PLAN.

                  The Plan shall be effective as of the date of its approval by the Board, provided the Plan is subsequently approved by the stockholders of the Company within twelve (12) months thereafter.

         11.      TERM OF THE PLAN.

                  No Award shall be granted under the Plan ten (10) years after approval by the Board. However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may, and the authority of the Board or the Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Award or to waive any conditions or rights under any such Award shall extend beyond such date.

                                   APPENDIX C

                             METAMOR WORLDWIDE, INC.
                            EXECUTIVE INCENTIVE PLAN


         1.       ESTABLISHMENT.

                  1.1 ESTABLISHMENT OF THE PLAN. Metamor Worldwide, Inc. ("Company"), a Delaware corporation, hereby establishes this incentive plan for executives. The Plan, including any amendments which may be made from time to time, shall be known as the Metamor Worldwide, Inc. Executive Incentive Plan ("Plan").

                  1.2 PURPOSE OF THE PLAN. The purpose of the Plan is to provide its participants with incentive awards to the extent they have contributed to the Company's success, through an ongoing program designed to reinforce the Company's financial and operating objectives.

                  1.3 EFFECTIVE DATE OF THE PLAN. The Plan shall be effective as of January 1, 1998, subject to the final approval of the Plan by the Company's stockholders.

         2.       DEFINITIONS AND CONSTRUCTION.

                  2.1 DEFINITIONS. Whenever used as a capitalized term in the Plan, the following terms shall have the respective meanings set forth below, unless otherwise expressly provided:

                  (i) "EIP Award" means the annual incentive plan award approved by the Compensation Committee for an eligible participant for a particular Plan Year.

                  (ii) "EIP Award Guidelines" mean the standards, targets, performance measurement and evaluation criteria and guidelines to be used to determine EIP Awards for a particular Plan Year.

                  (iii) "Beneficiary" means the person, persons or trust designated by a Participant as provided in Section 8.2.

                  (iv) "Code" means the Internal Revenue Code of 1986, as amended, and the regulations issued thereunder, as the same may be amended from time to time.

                  (v) "Company" means Metamor Worldwide, Inc., or any successor thereto.

                  (vi) "Committee" means the Compensation Committee of the Board of Directors. The Compensation Committee shall be comprised solely of two or more "outside directors" (within the meaning of Section 162(m) of the Code) designated by the Board of Directors, and shall serve at the pleasure of the Board.

                  (vii) "Employee" means an individual who is an employee of the Company.

                  (viii) "Participant" means an Employee of the Company who has been designated as a Participant under the Plan, as provided in Section 3.1.

                  (ix) "Plan" means the "Metamor Worldwide, Inc. Executive Incentive Plan" as set forth in this document, and as it may be amended from time to time.

                  (x) "Plan Year" means the 12 month period beginning on the first day of the Company's fiscal year and ending on the last day of such fiscal year.

                  2.2 GENDER AND NUMBER; HEADINGS. Except when otherwise indicated by the context, any masculine terminology when used in this Plan shall also include the feminine gender, and the definition of any term in the singular shall also include the plural. Headings of Articles and Sections herein are included solely for convenience, and if there is any conflict between such headings and the text of the Plan, the text shall control.

         3.       PARTICIPATION.

                  3.1 PARTICIPATION. Eligibility for participation is limited to the Chief Executive Officer, Corporate Officers, and other key management employees. The Compensation Committee shall designate the Employees of the Company who are to be the Participants under this Plan. Such designations may be based on participation criteria established by the Compensation Committee from time to time. The designation of participants shall be made for each Plan Year, and the participants designated for a particular Plan Year may be identified by reference to the subject Plan Year (e.g., the participants designated for the 1998 Plan Year may be referred to as "1998 Participants").

The Compensation Committee may establish such procedures as it deems appropriate for notifying each participant of his status as a participant under the Plan.

         4.       ADMINISTRATION OF THE PLAN.

                  4.1 ANNUAL EIP GUIDELINES. For each Plan Year, the Compensation Committee shall establish the EIP Guidelines for that Plan Year. Such EIP Guidelines for the particular Plan Year shall consist of such performance targets, performance ranges, performance measurements and evaluation criteria and guidelines as the Compensation Committee determines to be applicable in awarding EIP Awards for the relevant Plan Year, all of which shall collectively be known as the "EIP Award Guidelines" for that Plan Year. The EIP Award Guidelines established for a particular Plan Year may include any of the following elements, as determined in the sole discretion of the Compensation Committee.

                  (i) An incentive award target for each participant, expressed as a percent of base salary, for purposes of determining the dollar amount which shall be available for EIP Awards and other benefits under the Plan for the Plan Year;

                  (ii) Financial, strategic, project, and/or individual performance goals for each participant;

                  (iii) Performance measurement and goal weighting criteria and guidelines for each participant, where applicable;

                  (iv) Individual target, minimum, and maximum incentive opportunities for participants or groups of participants, including accompanying performance ranges, where applicable;

                  (v) Guidelines and requirements for the development and approval of performance measures and objectives; and

                  (vi) Such other standards, criteria, measurements, requirements and guidelines as the Compensation Committee may from time to time determine shall be applicable with respect to the subject Plan Year.

The EIP Guidelines so established for each Plan Year shall be communicated to participants and such other Company personnel as the Compensation Committee deems necessary to assist in the maintenance of the Plan for such Plan Year. The EIP Guidelines for each Plan Year (including the EIP Award Guidelines included therein) shall be maintained with the records of the Plan for reference purposes.

                  4.2 CONDITIONS. Notwithstanding any other provision of this Plan to the contrary, any EIP Awards and other benefits paid to Participants under this Plan shall be subject to the following conditions:

                  (i) All EIP Guidelines or other performance measures, goals, standards, formulas, or criteria relating to Participants ("Performance measures") for a Plan Year shall be established by the Compensation Committee in writing within 90 days of the beginning of the Plan Year provided that the outcome of the performance measures is substantially uncertain at the time established by the Compensation Committee. Performance measures may be based on one or more of the following business criteria, and may be related to Corporate, divisional, or subsidiary performance:

                  earnings before interest and taxes (EBIT), sales, sales growth, operating profit, net income, economic profit, earnings per share, return on equity, cash flow, earnings multiple, cash flow multiple, total shareholder return, stock price.

                  (ii) The award and payment of any EIP Award or other benefit under this Plan to a Participant with respect to a Plan Year shall be contingent upon the attainment of the applicable performance measures. The Compensation Committee shall certify in writing prior to the payment of any such EIP Award that such applicable performance measures relating to the EIP Award were satisfied. Approved minutes of a meeting of the Compensation Committee may be used for this purpose.

                  (iii) The maximum EIP Award or other benefit that may be paid to any Participant under the Plan for any Plan Year is $2,500,000.

                  (iv) The Committee has the authority to reduce the amount of or eliminate any incentive otherwise payable under the EIP Guidelines, although it does not have the authority to increase the amount of an incentive award as determined pursuant to the EIP Guidelines.

                  (v) All EIP Awards or other benefits to Participants under the Plan shall be further subject to such other conditions, restrictions, and requirements as the Compensation Committee may determine to be necessary to carry out the purposes of this Section 4.

                  4.3 COMPENSATION COMMITTEE. The Plan shall be administered by the Compensation Committee. The Compensation Committee shall have the full power, authority and discretion to administer the Plan and construe, interpret and apply its provisions. Without limiting the generality thereof, the Compensation Committee shall have the following powers, duties and authorities as regards its administration and activities as regards the Plan:

                  (i)     To establish EIP Guidelines for each Plan Year;

                  (ii) To approve EIP Awards or other benefit payments for participants for each Plan Year;

                  (iii) To establish, maintain, and interpret such rules, regulations and requirements as it deems necessary or advisable as regards the administration and maintenance of the Plan, including the amendment and modification of such rules, regulations and requirements;

                  (iv) To resolve all questions relating to the eligibility of participants;

                  (v) To resolve all questions relating to a Participant's right to receive any EIP Award payment or other benefits under the Plan;

                  (vi) To determine the time, manner and form of payment with respect to any EIP Award payments or other benefits under the Plan;

                  (vii) To engage any administrative, legal, consulting, clerical or other services it deems appropriate in administering the Plan;

                  (viii) To construe and interpret the Plan, and any administrative rules relating thereto, as necessary and to carry out the purposes of the Plan;

                  (ix) To resolve any questions or make any determinations relating to the administration of the Plan;

                  (x) To compile and maintain all records it determines to be necessary, appropriate and convenient in connection with the administration of the Plan;

                  (xi) To delegate or appoint such other parties as it determines to be necessary to carry out a general or specific function as regards the administration of the Plan; and

                  (xii) To take all such other actions, and to make such determinations, as are necessary to administer the Plan and carry out its purposes.

All actions taken or determinations made by the Compensation Committee as regards the Plan shall be final, binding and conclusive upon all parties

                  4.4 EXPENSES. Any expenses relating to the administration of this Plan shall be borne by the Company.

                  4.5 INDEMNIFICATION AND EXCULPATION. The members of the Compensation Committee, its agents or representatives, and Employees of the Company shall be indemnified and held harmless by the Company against and from any and all loss, cost, liability, or expense that may be imposed upon or reasonably incurred by them in connection with or resulting from any claim, action, suit, or proceeding to which they may be a party or in which they may be involved by reason of any action taken or failure to act under this Plan and against and from any and all amounts paid by them in settlement (with the Company's written approval) or paid by them in satisfaction of a judgment in any such action, suit, or proceeding. The foregoing provision shall not be applicable to any person if the loss, cost, liability, or expense is due to such person's gross negligence or willful misconduct.

         5.       EIP AWARDS AND PAYMENT OF AWARDS.

                  5.1 ELIGIBILITY FOR EIP AWARD PAYMENTS. To be eligible to receive any EIP Award payment as may be approved for the participant for a particular Plan Year, as provided in Section 5.1, such participant must satisfy one of the following eligibility conditions:

                  (i) He must be employed by the Company on the first and last day of the Plan Year and experience no break in service; or

                  (ii) He must have retired, died or incurred a long-term disability (rendering the Employee unable to perform the duties associated with their position within the Company) during the Plan Year if he is not employed as an Employee on the last day of the Plan Year;

Unless the Compensation Committee otherwise specifically provides, a participant who does not meet one of the foregoing employment eligibility conditions for a particular Plan Year shall not be eligible to receive payment of an EIP Award for such Plan Year.

                  5.2 TIME AND FORM OF PAYMENT. All EIP Awards for a particular Plan Year shall be paid to or with respect to the eligible participants for such Plan Year at such time or times as the Compensation Committee may determine by applying the EIP Guidelines after the close of the Plan Year, upon the availability of audited financial statements. Normally, all EIP Award payments shall be in a single lump sum; however, the Compensation Committee may from time to time direct the payment of any EIP Award in a different payment form or a stream of payments upon written notification to Plan participants. The Compensation Committee shall designate whether an EIP Award is to be paid in cash, other forms of property or benefit, or any combination thereof.

                  5.3 VOLUNTARY DEFERRAL OF AWARD. A Participant may elect to defer payment of his EIP Award if deferral of an award under the Plan is permitted pursuant to the terms of a deferred compensation program of the Company existing at the time the election to defer is permitted to be made, and if the Participant complies with the terms of such program.

                  5.4 DEATH OF PARTICIPANT. In the event a participant who is eligible to receive an EIP Award dies before payment thereof is made to him, the payment of such EIP Award shall be made to his designated Beneficiary at the same time and in the same form as other participants.

         6.       FUNDING OF THE PLAN.

                  6.1 FUNDING. All amounts paid under this Plan shall be paid from the general assets of the Company. EIP Award payments and other benefit payments under this Plan shall be reflected on the accounting records of the Company, but neither this Plan nor the maintenance of such accounting records shall be construed to create, or require the creation of, a trust, custodial account, or escrow account with respect to any participant. No participant shall have any right, title, or interest whatsoever in or to any investment reserves, accounts, or funds, that the Employees may purchase, establish, or accumulate to aid in providing the unfunded EIP Award payments or other benefits described in the Plan.

Nothing contained in this Plan, and no action taken pursuant to its provisions, shall create, or be construed to create, a trust or fiduciary relationship of any kind between an Employer, the Compensation Committee and a participant or any other person. Participants shall not acquire any interest under the Plan greater than that of an unsecured general creditor of an Employer.

         7.       MERGER; AMENDMENT; TERMINATION.

                  7.1 MERGER, CONSOLIDATION, OR ACQUISITION. In the event of a merger, consolidation, or acquisition where the Company is not the surviving organization, unless the successor or acquiring organization shall elect to continue and carry on the Plan, this Plan shall terminate with respect to the Company, and no additional benefits shall accrue for the participants of the Company. Unpaid EIP Award payments or other benefits shall continue to be paid as scheduled unless the Company or acquiring organization elects to accelerate payment.

                  7.2 TERMINATION. The Compensation Committee may terminate this Plan at any time, for any reason, and in any manner. In the event of the termination of the Plan, no further EIP Award payments or other benefits shall accrue under this Plan, and amounts which are then payable with respect to a prior Plan Year shall continue to be an obligation of the Company and shall be paid as scheduled. No EIP Award payments or other payments shall be made with respect to the Plan Year in which the Plan is terminated, unless otherwise provided by the Compensation Committee.

         8.       SPECIAL PROVISIONS.

                  8.1 NONALIENATION. No EIP Award or other benefit payable at any time under the Plan shall be subject in any manner to alienation, sale, transfer, assignment, pledge, attachment, garnishment, or encumbrance of any kind, and shall not be subject to or reached by any legal or equitable process (including execution, garnishment, attachment, pledge, or bankruptcy) in satisfaction of any debt, liability, or obligation, prior to receipt. Any attempt to alienate, sell, transfer, assign, pledge or otherwise encumber any such benefit, whether presently or thereafter payable, shall be void. Notwithstanding the foregoing provisions of this Section 8.1, no EIP Award or other benefit amount payable under the Plan shall be payable until and unless any and all amounts representing debts or other obligations owed to the Company by the participant with respect to whom such amount would otherwise be payable shall have been fully paid.

                  8.2 BENEFICIARY DESIGNATION. A participant may designate a Beneficiary who upon his death is to receive a EIP Award payment that otherwise would have been paid to him under the Plan. All Beneficiary designations shall be in writing and on a form approved by the Compensation Committee for such purpose, and any such designation shall only be effective if and when delivered to the Compensation Committee or its representative during the lifetime of the participant. Absent any specific Beneficiary designation with respect to this Plan, a Participant's designated Beneficiary for purposes of this Plan shall be the same person or persons as designated as his beneficiary to receive life insurance proceeds under the employer's group term life insurance coverage for such participant. In the event there is not a Beneficiary designated on file for the participant, such Participant's Beneficiary shall be deemed to be the Participant's surviving spouse, or if there is no such spouse, the Participant's estate.

                  8.3 EFFECT ON OTHER BENEFIT PLANS. EIP Awards or other benefit amounts paid under this Plan shall only be considered as compensation under the Employee benefit plans of the Company as determined and provided under the provisions of such plans.

                  8.4 COMPANY-EMPLOYEE RELATIONSHIP. The establishment of this Plan shall not be construed as conferring any legal or other rights upon any Employee or any person for a continuation of employment, nor shall it interfere with the rights of the Company to discharge any Employee or otherwise act with relation to the Employee. The Company may take any action (including discharge) with respect to any Employee or other person and may treat such person without regard to the effect which such action or treatment might have upon such person as a Participant under this Plan.

                  8.5 INCOMPETENCE. Every person receiving or claiming a EIP Award or other benefit payments under the Plan shall be conclusively presumed to be mentally competent until the date on which the Compensation Committee receives a written notice, in a form and manner acceptable to the Compensation Committee, that such person is incompetent, and that a guardian, conservator, or other person legally vested with care of such person or person's estate has been appointed; provided, however, that if the Compensation Committee shall find that any person to whom a EIP Award or other benefit payment is payable under the Plan is unable to care for such person's affairs because of incompetence, any payment due (unless a prior claim therefore shall have been made by a duly appointed legal representative) may be paid in a manner as approved by the Compensation Committee. Any such payment so made shall be a complete discharge of any liability therefore under the Plan.

                  8.6 BINDING ON THE COMPANY, PARTICIPANTS AND THEIR SUCCESSORS. This Plan shall be binding upon and inure to the benefit of the Company, its successors and assigns and the participants, their heirs, executors, administrators and legal representatives.

                  8.7 STATUS UNDER ERISA. This Plan is not maintained as and is not intended to be an "Employee benefit plan" under the Employee Retirement Income Security Act of 1974, as amended.

                  8.8 TAX LIABILITY. The Company may withhold from any payment thereunder any taxes required to be withheld and such sum as the Company may reasonably estimate to be necessary to cover any taxes for which the Company may be liable and which may be assessed with regard to such payment.

                  8.9 SEVERABILITY. In the event any provision of this Plan shall be held invalid or illegal for any reason, any illegality or invalidity shall not affect the remaining parts of this Plan, but this Plan shall be construed and enforced as if the illegal or invalid provision had never been inserted, and the Company shall have the privilege and opportunity to correct and remedy such questions of illegality or invalidity by amendment as provided in this Plan.

                  8.10 APPLICABLE LAW. This Plan shall be governed by, construed, and administered in accordance with the laws of the State of Texas, except to the extent such laws are preempted by the laws of the United States.

------------------------------------------------------------------------------------------------------------------------------------
                            METAMOR WORLDWIDE, INC.
                    This proxy is solicited on behalf of the board of directors.                    PLEASE MARK YOUR  |
                                                                                                    VOTES AS IN THIS  |
  The undersigned appoints Michael T. Willis, Edward L. Pierce and Peter T. Dameris as Proxies,     EXAMPLE           |____
  with the power of substitution, and authorizes them to represent and to vote at the Annual
  Meeting of Stockholders to be held May 19, 1998, or any adjournment thereof, all the shares of common stock of Metamor Worldwide, Inc. held of record by the undersigned on April 8, 1998, as designated below.

------------------------------------------------------------------------------------------------------------------------------------
                      FOR all
                  nominees listed
                  at right except
                 authority withheld    WITHHOLD                                                              FOR   AGAINST   ABSTAIN
                     as to the       AUTHORITY to                               2. To approve an amendment
                    persons named    vote for all                                  to the Employee Stock     [ ]     [ ]       [ ]
  1. Election       below, if any      nominees    NOMINEES: Charles H. Corros     Purchase Plan:
     of                  [ ]              [ ]
     Directors                                     Donald J. Edwards            3. To approve an amendment
                                                                                   to the Long-Term          [ ]     [ ]       [ ]
                                                   Austin P. Young                 Incentive Plan:

  (INSTRUCTION: To withhold authority to vote for any nominee,                  4. To approve an Executive
  write that nominee's name in the space provided below.)                          Incentive Plan:           [ ]     [ ]       [ ]

                                                                                5. To ratify the appointment
  _____________________________________________________________                    of Ernst & Young LLP as
                                                                                   the Company's Independent [ ]     [ ]       [ ]
----------------------------------------------------------------------------       auditors for the fiscal
                                                                                   year ending December 31,
                                                                                   1998:

                                                                                6. The Proxies are
                                                                                   authorized to vote in
                                                                                   their best judgment upon  [ ]     [ ]       [ ]
                                                                                   such other business as
                                                                                   may properly be brought
                                                                                   before the meeting or any
                                                                                   adjournment(s) thereof.
----------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------

     This Proxy when properly executed, will be voted in the manner directed by the undersigned stockholder. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS.

     Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. If acting as attorney, executor, trustee, or in any other representative capacity, sign name and title.


                                               Dated _____________________, 1998

                                               _________________________________
                                                            Signature

                                               _________________________________
                                                   Signature if held jointly



PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE.

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